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                                                                   Exhibit 10.9

                                     LEASE

         THIS INDENTURE OF LEASE (this "Lease"), made as of the 3rd of November, 1999, between COOLIDGE BINGHAMTON, LLC, a New York limited liability company, having an address at c/a Houlihan-Parnes Realtors, LLC, 455 Central Park Avenue, Scarsdale, New York 10583, Attn: Mr. Sheldon Stahl, hereinafter referred to as "Landlord", and DICK'S SPORTING GOODS, INC., a Delaware corporation, having an office at 200 Industry Drive, Pittsburgh, Pennsylvania 15275, hereinafter referred to as "Tenant".


                                  WITNESSETH:

         The parties hereto hereby agree as follows:

         That Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, subject to and in accordance with the terms and conditions hereof, the premises described in SCHEDULE A hereto annexed and made a part hereof together with all of the buildings and improvements now or hereafter located thereon, which premises and improvements are hereinafter called "the demised premises":

         THE DEMISED PREMISES IS LEASED TO TENANT SUBJECT to all of the liens, charges, encumbrances and other matters, encumbering or otherwise affecting the demised premises as set forth on Schedule B attached hereto and made a part hereof (collectively, the "Permitted Encumbrances"):

         TO HAVE AND TO HOLD the demised premises for the term of ten (10) year(s) to commence on the date hereof (the "Commencement Date"), and to end on the day (the "Expiration Date") immediately preceding the tenth (10th) anniversary of the date hereof, both dates inclusive, (unless such term shall be sooner terminated or shall be extended as hereinafter provided) at the fixed minimum rent hereinafter set forth, payable in equal monthly installments, in advance, on the first day of each and every month during the term, together with the additional rent hereinafter reserved, all of which shall be payable to Landlord, at Landlord's address above stated or at such other place or to such other person as Landlord shall, by notice, direct, in lawful money of the United States, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, without set-off or deduction whatsoever, except as expressly provided otherwise herein.

         In the event that the Lease shall commence on other than the first day of a calendar month, then the Tenant shall pay to the Landlord the pro rata portion of the first month's rent upon the signing of this Lease. If the Expiration Date shall fall on any day other than the last day of a calendar month, the fixed minimum rent for the calendar month in which falls the Expiration Date shall be prorated, based on the number of days in such month occurring within the term of this Lease.

         IT IS HEREBY MUTUALLY FURTHER AGREED by and between the parties hereto that this Lease is made upon the foregoing and upon the following agreements, term, covenants and conditions:

         1. FIXED MINIMUM RENT. Tenant shall pay fixed minimum rent in the manner and at the times as above provided. The fixed minimum rent payable by Tenant for the period commencing on the date hereof and expiring on the last day of the calendar month in which falls the fifth (5th) anniversary of the date hereof shall be Four Hundred Thousand ($400,000.00) Dollars per annum, and the fixed minimum rent payable by Tenant for the period commencing on the first day of the calendar month immediately following the calendar month in which falls said fifth (5th) anniversary and ending on the Expiration Date shall be Four Hundred Eighty Thousand ($480,000.00) Dollars per annum.



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         2. ADDITIONAL RENT. All taxes, charges, costs and expenses which Tenant assumes or agrees to pay hereunder, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay the same as herein provided, all other damages, costs and expenses which Landlord may suffer or incur, and any and all other sums which may become due, by reason of any default of Tenant or failure on Tenant's part to comply with the agreements, terms, covenants and conditions of this Lease on Tenant's part to be performed, and each or any of them shall be deemed to be additional rent and, in the event of nonpayment thereof, Landlord shall have all the rights and remedies herein provided or provided at law in the case of nonpayment of fixed minimum rent. Fixed minimum rent, additional rent and all other sums and charges payable by Tenant pursuant to or in connection with this Lease are herein sometimes collectively referred to as "Rent".

         3. LATE CHARGES, INTEREST. In the event that Tenant shall fail to pay any Rent within five (5) days after the date the same is due, Tenant shall be required to pay a late charge of $.05 for each $1.00 which remains unpaid after such five (5) day period. Such late charge is intended to compensate Landlord for additional expenses incurred by Landlord in processing such late payments. In addition, if Tenant fails to pay any installment of Rent for a period of five
(5) days after such installment or payment shall have become due, Tenant shall, upon demand of Landlord, pay to Landlord as additional rent, interest on the unpaid installment or other amount (exclusive of any late charge) at the per annum rate of three percent (3%) in excess of the prime rate of The Chase Manhattan Bank (or any successor thereto) from time to time in effect, from the date when such amount became due to the data of payment thereof to Landlord.

         4. NET LEASE. (a) Except as expressly provided otherwise herein, this Lease shall be deemed and construed to be a "net lease", and Tenant shall pay to Landlord, absolutely net throughout the term of this Lease, the fixed minimum rent and other sums payable hereunder, free of any charges, assessments, taxes, Impositions (as hereinafter defined) or deductions of any kind and without abatement, deferment, reduction, demand, notice, deduction, credit or set-off of any kind. Except as expressly provided otherwise herein, all costs, expenses, charges, taxes, Impositions and other payments of every kind and nature whatsoever relating to the demised premises, or the use, operation or maintenance thereof, which may arise or become due during or in respect of the term of this Lease shall be paid by Tenant, and under no circumstances or conditions, whether now existing or hereafter arising, or whether beyond the present contemplation of the parties, shall Landlord be expected or required to make any payment of any kind whatsoever or be under any other obligation or liability hereunder except as expressly set forth otherwise herein. Tenant shall be solely responsible for, and shall indemnify Landlord against any and all claims, liabilities, damages, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) relating to charges for gas, electricity, light, heat, water, sewerage and power for protective and security services, for telephone and other communication services, and for all other public and private utility services which shall be used, rendered or supplied upon or in connection with the demised premises or any part thereof at any time during the term of this Lease. Landlord shall not be required to furnish any services, utilities or facilities whatsoever to the demised premises, nor shall Landlord have any duty or obligation to make any alterations or repairs to the demised premises except as expressly provided otherwise herein, and Tenant shall have the full and sole responsibility for the condition, operation, repair, alteration, improvement, replacement, maintenance and management of the demised premises.

         5. TAXES. (a) Tenant shall bear, pay and discharge on or before the last day on which payment may be made without penalty or interest, all taxes (including without limitation, any retroactive or "roll back" increase in real estate taxes relating to any periods, whether prior to or during the term of the Lease as a result of the termination or loss of the tax exemption (or partial tax exemption) that was previously enjoyed by the Premises), assessments, water rents, rates and charges, sewer rents, and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, seen or unforeseen, and each and every installment thereof, which shall or may during the term be charged, laid, levied, assessed, imposed, become due and payable, or lien upon, or arise in


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connection with the use, occupancy or possession of, or grow due or payable out of, or for, the demised premises or any part thereof, or any buildings, appurtenances or equipment thereon or therein or any part thereof, or the sidewalks or streets in front of or adjoining the demised premises, and all taxes charged, laid, levied, assessed or imposed in lieu of or in addition to the foregoing under or by virtue of all present or future laws, ordinances, requirements, orders, directions, rules or regulations of the federal, state, county and municipal governments and of all other governmental authorities whatsoever, and all fees and charges of public and governmental authorities for construction, maintenance, occupation or use during the term of any vault, passageway or space in, over or under any sidewalk or street on or adjacent to the demised premises, or for construction, maintenance or use during the term of any building covered hereby within the limits of any street (the foregoing herein collectiveLy called "Impositions"). Tenant shall within twenty (20) days after the time above provided for the payment by Tenant of any such Impositions produce and exhibit to Landlord satisfactory evidence of such payment.

         (b) All such Impositions which shall be charged, laid, levied, assessed or imposed for each fiscal period in which the term of this Lease terminates shall be apportioned pro rata between Landlord and Tenant. If Tenant shall pay Impositions for any period of time after the expiration of this Lease, then promptly after the expiration of this Lease, Landlord shall reimburse Tenant for such paid Impositions, prorated for the period occurring after the expiration of this Lease, but Landlord shall be entitled to first offset against or deduct from the amount of such reimbursement all amounts, if any, then owing by Tenant to Landlord. All Impositions arising during the term of this Lease that relate to a fiscal or tax period, any part of which occurs prior to the commencement of the term of this Lease, shall not be prorated, and Tenant shall bear and pay such Impositions in full without reimbursement of any portion thereof by Landlord.

         (c) Tenant may, if it shall so desire, protest or contest the validity or amount of any Imposition, in whole or in part, PROVIDED that and so long as:

                  (i) Tenant shall give written notice ("Election Notice") to Landlord of Tenant's election to contest such impositions as Tenant shall identify in such Election Notice, at least thirty (30) days prior to the last day on which the necessary filing must be made or proceeding must be commenced or other action must be taken in order to validly contest such Impositions; if Tenant shall give an Election Notice, then Tenant shall be obligated to protest or contest the Impositions set forth therein in accordance with the provisions of this paragraph (c); if Tenant shall fail to timely give an Election Notice with respect to any Impositions relating to any fiscal or tax period, then Tenant shall have no right to contest or protest such Impositions, and Landlord shall have the sole right (but not the obligation) to do so;

                  (ii) the same is done by Tenant at Tenant's sole cost and expense and with due diligence and continuity so as to resolve such protest or contest promptly;

                  (iii) the demised premises nor any part thereof is or will be in danger of being forfeited or lost by reason of such protest, review or contest;

                  (iv) unless Tenant actually pays the contested or disputed Imposition under protest, Tenant shall either bond such imposition or deposit with Landlord a sum of money in an amount reasonably satisfactory to Landlord for application towards the cost of curing or removing the same of record and to secure Landlord against any and all losses or damages, costs and expenses, including, without limitation, interest and penalties, arising out of such protest, review or contest or the deferral of Tenant's performance or compliance; any sums so deposited by Tenant with Landlord shall be placed in an interest-bearing account (provided Tenant provides Landlord with appropriate
IRS reponing forms and Tenant's tax identification number), with the interest earned thereon to be added to the amount of such security and to be reported as income to Tenant; if, at any time, Landlord determines.


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in its reasonable judgment, that said amount on deposit with Landlord is not reasonably sufficient to secure Landlord against all such losses, damages, costs and expenses, then Tenant shall deposit with Landlord a sum of money equal to such insufficiency within ten (10) days after written notice and demand made by Landlord, setting forth the amount of such insufficiency;

                  (v) Tenant shall thereafter diligently proceed to cure or remove the same from record and in any event prior to the date the demised premises or any part thereof is listed for an in rem action with respect to the non-payment of such Imposition or any Writ or order is issued under which the demised premises or any part thereof may be sold or forfeited;

                  (vi) such protest or contest shall not subject Landlord to prosecution for a criminal offense or a claim for civil liability in excess of seventy-five (75%) percent of the aforesaid amount on deposit with Landlord;

                  (vii) Tenant agrees in writing to indemnify and hold harmless Landlord from and against any and all claims, liabilities, damages, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) arising out of or in connection with such protest or contest, which agreement shall survive the expiration or sooner termination of the Lease, and

                  (viii) no Event of Default shall be continuing hereunder.

If Tenant or Landlord receives any notice that Tenant or the demised premises, or any part thereof, is in default under or is not in compliance with any of the foregoing, or notice of any proceeding initiated under or with respect to any of the foregoing, such party will promptly furnish a copy of such notice to the other patty. Nothing herein contained, however, shall be so construed as to allow such Imposition to remain unpaid for such length of time as would permit the demised premises, or any part thereof, or the lien thereon created by such Imposition to be sold by a governmental, city or municipal authority for the non-payment of the same, and, if at any time, in the reasonable judgment of Landlord, it shall become necessary or proper to do so to prevent such sale, Landlord, after written notice to Tenant, may pay out or apply the moneys or other security deposited in accordance with this paragraph (c) or so much thereof as may be required to the payment of the challenged Imposition to prevent the sale of the demised premises or any part thereof, or the lien created thereon by such Imposition. If the amount so deposited as aforesaid shall exceed the amount paid by Landlord to satisfy the challenged Imposition as finally fixed and determined, the excess shall he paid to Tenant provided that no default by Tenant under this Lease is continuing, or in case there shall be any deficiency, the amount of such deficiency shall within ten (10) days of written notice and demand by Landlord be paid by Tenant to Landlord. As soon as the contest is resolved, or if Tenant desires to discontinue the contest and to pay the disputed Imposition and so notifies Landlord, and provided that no default by Tenant under this Lease is continuing, Landlord shall release the aforesaid amounts deposited with it and pay same directly to the applicable taxing authority in payment of the challenged Imposition, and if the deposited amount is not sufficient to pay such challenged Imposition in full, Tenant shall pay the deficiency within ten (10) days after demand by Landlord, or if the deposited amount exceeds the amount by the challenged Imposition, Landlord will promptly refund the surplus to Tenant, provided that no Event of Default is continuing. Notwithstanding anything herein contained to the contrary, after the occurrence of an Event of Default, Landlord shall have the right to apply any monies or security deposited with Tenant pursuant to this paragraph to the payment to Landlord of any Rent, damages or other sums owing by Tenant to Landlord.

         (d) (i) Provided no Event of Default is continuing, Landlord shall reasonably cooperate with Tenant's reasonable requests in connection with any action or proceeding to contest Impositions that Tenant is permitted to commence pursuant to paragraph (c) above. Neither Landlord nor such owner shall be required to join in any such action or proceeding hereof unless required by law in order to make such action or proceeding effective,


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in which event any such action or proceeding may be taken by Tenant in the name of, but without expense to, Landlord.

                  (ii) Tenant hereby agrees to indemnify and hold harmless Landlord from and against any and all liabilities, damages, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) arising out of or in connection with such action or proceeding. The provisions of this subparagraph (d)(ii) shall survive the expiration or earlier termination of this Lease.

         (e) Nothing herein contained shall require or be construed to require Tenant to pay any inheritance, estate, succession, transfer, gift, franchise, corporation, income or profit tax, or capital levy that is or may be imposed upon Landlord, its successors or assigns; provided, however, that in any case where a tax may be levied, assessed or imposed upon the income arising from the rent hereunder for the use and occupancy of the demised premises in lieu of or a substitute, in whole or in part, for a real estate tax upon the demised premises, Tenant shall pay the same.

         (f) At Landlord's request, Tenant shall deposit with Landlord a sum equal to any accrued real estate taxes assessed or imposed against the demised premises for the current tax year, and thereafter on the first day of each and every month during the term, Tenant shall deposit with Landlord a sum equal to one-twelfth (1/12th) of the Impositions assessed or imposed against the demised premises for the current or ensuing fiscal year, as the case may be, so that as each installment of Impositions shall first become due and payable, Tenant shall have deposited with Landlord a sum sufficient to pay the same, provided that Tenant shall be required to make such deposits only if and as long as Landlord is required to make similar deposits with the holder of any mortgage on the demised premises. All such deposits shall be received and held by Landlord in trust and shall be deposited by Landlord in a separate special bank account (hereinafter referred to as the "Tax Account"). As and when any such Impositions become due and payable, Landlord shall promptly pay the same from the Tax Account and shall promptly forward to Tenant receipted bills or other satisfactory evidence showing such payment. In the event that the amount of any Impositions assessed or imposed against the demised premises has not been definitely ascertained at the time when any such monthly deposit is required to be made herein. Tenant shall make such deposit based upon the amount of the Impositions as assessed or imposed against the demised premises for the preceding year, subject to adjustment as and when the amount of such Impositions is ascertained. If Tenant shall have made the deposits herein provided for, and if Landlord shall have failed to pay any Impositions prior to the time when any interest or penalty would accrue thereon, Tenant may, at its option, pay any such Impositions which Landlord shall have so failed to pay, whether with any interest or penalties thereon, if any, and deduct the amount so paid from the next succeeding aforesaid deposits which would otherwise be due and payable by Tenant to Landlord, and, in addition to any other remedies available to Tenant, Tenant shall have recourse against all moneys on deposit in the Tax Account until Tenant shall have been fully reimbursed for any such expenditure. Notwithstanding anything herein and contained to the contrary, in the event that Tenant shall be in default under this Lease beyond any applicable period of notice or grace herein provided for the curing of such default by Tenant, Landlord shall have the right to use and apply any monies in the Tax Account towards the payment to Landlord of any Rent, damages or other sums owing hereunder by Tenant to Landlord.

         6. MORTGAGES, ASSIGNMENT, SUBLETTING. (a) Except as expressly provided otherwise herein, neither Tenant, nor Tenant's successors or assigns, shall assign, mortgage, pledge, hypothecate or encumber this Lease, in whole or in part, or sublet the demised premises, in whole or in part, or permit the same to be used or occupied by others, nor shall this Lease be assigned or transferred by operation of law, without the prior consent in writing of Landlord in each instance. If this Lease be assigned or transferred, or if all or any part of the demised premises be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, transferee, subtenant or occupant, and apply the net amount collected to the rent reserved herein, but no such assignment, subletting,


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occupancy or collection shall be deemed a waiver of any agreement, term, covenant or condition hereof, or the acceptance of the assignee, transferee, subtenant or occupant as tenant, or a release of Tenant from the performance or further performance by Tenant of the agreements, terms, covenants and conditions hereof, and Tenant shall continue liable hereunder in accordance with the agreements, terms, covenants and conditions hereof. The consent by Landlord to an assignment, mortgage, pledge, encumbrance, transfer at subletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment, mortgage, pledge, encumbrance, transfer or subletting. In no event shall any permitted subtenant assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit such sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance. If any amendment or modification of this Lease is entered into without the consent of Tenant named herein subsequent to an assignment of this Lease, the liability hereunder of the Tenant named herein shall continue but only to the same extent as if such amendment or modification had not been made.

         (b) (i) If Tenant shall at any time or times during the term of this Lease desire to assign this Lease or sublet all or part of the demised premises (other than a sublet or assignment, for which, under the provisions of paragraph
(k) of this Article, Landlord's consent is not required), Tenant shall give written notice thereof to Landlord, which notice shall be accompanied by (x) a conformed or photostatic copy of the proposed assignment or sublease, the effective or commencement date of which shall be not less than thirty (30) nor more than one hundred-eighty (180) days after the giving of such notice, (y) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the demised premises, and (c) current financial information with respect to the proposed assignee or subtenant, including, without limitation, its most recent financial report. Such notice shall bc deemed an offer from Tenant to Landlord whereby Landlord (or Landlord's designee) may, at its option ("Recapture Option"), either (1) sublease such space (hereinafter referred to as the "Leaseback Space") from Tenant upon the terms and conditions hereinafter set forth (if the proposed transaction is a sublease of (x) less than all of the demised premises or (y) all of the demised premises for a term ending earlier than the day immediately preceding the date of the expiration of the term of this Lease), (2) terminate this Lease (if the proposed transaction is (x) an assignment of this Lease or (y) a sublease of eighty (80%) percent or more of the demised premises for a term ending not more than one year before the day immediately preceding the date of the expiration of the term of this Lease, or
(3) terminate this Lease with respect to the Leaseback Space only (if the proposed transaction is a sublease of less than all of the demised premises for a term ending not more than one year before the day immediately preceding the date of the expiration of the term of this Lease). Said Recapture Option may be exercised by Landlord by notice to Tenant at any time within thirty (30) days after such notice has been given by Tenant to Landlord; and during such thirty
(30) day period Tenant shall not assign this Lease nor sublet such space to any person or party.

                  (ii) If Landlord exercises its Recapture Option to terminate this Lease, then, this Lease shall end and expire on the date that the proposed assignment or sublease was to be effective or commence, as the case may be, and the Rent shall be paid and apportioned to such date.

                  (iii) If Landlord exercises its Recapture Option to terminate this Lease with respect to the Leaseback Space only, then, (x) this Lease shall end and expire with respect to the Leaseback Space only on the date that the proposed sublease was to commence; (y) from and after such date, the Rent shall be adjusted, based upon the proportion that the rentable area of the demised premises remaining bears to the total rentable area of the demised premises; and
(z) Landlord, at its sole cost and expense, shall separate the Leaseback Space from the balance of the demised premises and comply with any laws and requirements of any public authorities relating to such separation, and Tenant shall cooperate with Landlord in connection therewith and afford Landlord and its contractors such access to the demised premises as they shall reasonably require from time to time.


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                  (iv) If Landlord exercises its Recapture Option to sublet the
Leaseback Space, such sublease shall be made, at Landlord's option, to Landlord or its designee (as subtenant) and shall be at the lower of (x) the rental rate per rentable square foot of fixed minimum rent and additional rent payable pursuant to this Lease during the term of such sublease or (y) the rentals set forth in the proposed sublease, and shall be for the same term as that of the proposed subletting, and such sublease shall:

                           (1) be expressly subject to all of the covenants,
agreements, terms, provisions and conditions of this Lease except such as are irrelevant or inapplicable, and except as otherwise expressly set forth to the contrary in this paragraph;

                           (2) provide that if the subtenant under such sublease
shall not pay to Tenant any rent or other sum thereunder as and when the same becomes due and payable to Tenant then such subtenant shall not be subject to any late charge or default interest or other liability by reason thereof nor shall Tenant have any right to terminate the sublease or otherwise dispossess the subtenant by reason of such non-payment, but Tenant shall have the right to deduct the unpaid sum from the Rents due and becoming due to Landlord pursuant to this Lease;

                           (3) give the subtenant thereunder the unqualified and
unrestricted right, without Tenant's permission, to assign such sublease or any interest therein and/or to sublet the Leaseback Space or any part or parts of the Leaseback Space and to make any and all changes, alterations, and improvements in the space covered by such sublease as such subtenant may desire in its sole discretion, provided that such changes, alterations or improvements do not unreasonably interfere with the use by Tenant of the balance of the demised premises;

                           (4) provide that any assignee or further subtenant or
undertenant of the subtenant thereunder, may, at the election of Landlord, be permitted to make any Alterations in or to the Leaseback Space or any part thereof and shall also provide in substance that any such Alterations in or to the Leaseback Space made by any party may be removed, in whole or in part, prior to or upon the expiration or other termination of such sublease provided that such subtenant shall repair any damage and injury to that portion of the Leaseback Space caused by such removal; and

                           (5) provide that (v) the parties to such sublease
expressly negate any intention that any estate created under such sublease be merged with any other estate held by either of said parties, (w) any assignment or subletting by Landlord or its designee (as the subtenant) may be for any lawful purpose or purposes that Landlord shall deem suitable or appropriate, (x) Tenant, at Tenant's expense, shall and will at all times provide and permit reasonably appropriate means of ingress to and egress from the Leaseback Space so sublet by Tenant to Landlord or its designee, (y) Landlord, at Landlord's expense, shall make such alterations as may be required or deemed necessary by Landlord to physically separate the Leaseback Space from the balance of the demised premises, and to comply with any laws and requirements of public authorities relating to such separation and Tenant shall cooperate with Landlord and its contractors in connection therewith, and (z) that at the expiration of the term of such sublease, Tenant will accept the space covered by such sublease in its then existing condition, but Tenant shall have no obligation to restore such space to the condition in which it existed immediately prior to its being subleased by Landlord or its designee but only to the condition in which such space existed upon the expiration of the term of such sublease.

                  (v) Performance by Landlord or its designee, as subtenant, under a sublease of the Leaseback Space shall be deemed performance by Tenant of any similar obligation under this Lease, and any default under any such sublease shall not give rise to a default under a similar obligation contained in this Lease, nor shall Tenant be deemed to be in default hereunder if such default is occasioned by or arises from any act or omission of the subtenant under such sublease or is occasioned by or arises from any act or omission of any occupant holding under or pursuant to any such sublease. Tenant shall have no obligation, at the

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expiration on earlier termination of the term of this Lease, to remove any alteration, installation or improvement made in the Leaseback Space by Landlord.

                  (c) In the event Landlord does not exercise its Recapture Option, and provided that no Event of Default is continuing, Landlord's consent to the proposed assignment or sublease shall not be unreasonably withheld or delayed, provided and upon condition that:

                           (i) Tenant shall have complied with the provisions of
paragraph (b) of this Article and Landlord shall not have exercised its Recapture Option within the time permitted therefor;

                           (ii) The form of the proposed sublease shall be in
form reasonable satisfactory to Landlord and shall comply with the applicable provisions of this Article;

                           (iii) There shall not be more than two (2) subtenants
of the demised premises;

                           (iv) The purpose for which the proposed assignee or
sublessee will use the demised premises is permitted by this Lease; and

                           (v) The proposed assignee or sublessee is not
entitled to sovereign or diplomatic immunity and is subject to the jurisdiction of the courts of the State of New York.

         (d) Tenant shall indemnify, defend and hold harmless Landlord against and from any and all losses, liabilities, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) resulting from any claims that may be made against Landlord by the proposed assignee or sublessee by reason of Landlord's failure to consent to any assignment or subletting for which Tenant requests Landlord's consent or by any brokers or other persons claiming a commission or similar compensation in connection with and such proposed assignment or subletting.

         (e) Unless Landlord exercises its Recapture Option in respect if any assignment or subletting proposed by Tenant, Tenant shall reimburse Landlord within ten (10) days after Landlord's written demand for all reasonable costs that may be incurred by Landlord in connection with any proposed assignment or sublease, including, without limitation, the costs of making investigations as to the acceptability of the proposed assignee or subtenant, and legal costs incurred in connection with the granting of any requested consent, and Tenant's payment to Landlord of the aforesaid costs shall be an additional condition to obtaining Landlord's consent to such proposed assignment or sublease.

         (f) In the event that (i) Landlord fails to exercise its Recapture Option and consents to a proposed assignment or sublease, and (ii) Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within 90 days after the giving of such consent, then, Tenant shall again comply with all of the provisions and conditions of paragraph (b) of this Article before assigning this Lease or subletting all or part of the demised premises (other than a subletting or assignment permitted without Landlord's consent under paragraph (k) of this Article).

         (g) With respect to each and every sublease or subletting consented to by Landlord or for which Tenant seeks Landlord's consent or which is otherwise permitted under the provisions of this Lease, it is further agreed:

                  (i) no subletting shall be for a term ending later than one day prior to the expiration date of this Lease;

                  (ii) no sublease shall be valid, and no subtenant shall take possession of the demised premises or any part thereof, until an executed counterpart of such sublease has been delivered to Landlord;

                  (iii) each sublease shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that in the event of termination, re-entry or dispossess by Landlord under this Lease Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (i) be liable for any previous act or omission of Tenant under such sublease, (ii) be subject to any offset, not expressly provided in such sublease, which theretofore accrued to such subtenant against Tenant, or (iii) be bound by any previous modification of such sublease or by any previous prepayment of more than one month's rent; and

                  (iv) the space covered by any sublease, if less than all of the demised premises, shall be regular in shape and shall have separate entrance through the exterior of the building that is not shared or used in common with any other space in the building not demised under such sublease.

         (h) If the Landlord shall give its consent to any assignment of this Lease or to any sublease (other than an assignment or sublease, for which, under the provisions of paragraph (k) of this Article, Landlord's consent is not required), Tenant shall in consideration therefor, pay to Landlord, as additional rent:

                  (i) in the case of an assignment, an amount equal to fifty (50%) percent of the amount by which (x) all sums and other consideration paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof, as shown on Tenant's books and records) exceeds (y) the reasonable attorneys' fees and brokerage commissions, if any, incurred and paid by Tenant in connection with such assignment; and

                  (ii) in the case of a subletting, (x) fifty (50%) percent of any and all rents, additional charges and other consideration payable to Tenant by the subtenant which is in excess of the fixed annual rent and additional rent accruing during the term of the sublease in respect of the subleased space pursuant to the terms of this Lease (for this purpose, the annual fixed rent and additional rent payable under this Lease in respect of the subleased space shall be determined by multiplying the annual fixed and additional rent payable pursuant to this Lease in respect of the entire demised premises by a fraction, the numerator of which is the leasable square foot area of the subleased space, and the denominator of which shall be the leasable square foot area of the entire demised premises); plus (y) fifty (50%) percent of all sums paid for the sale or rental of Tenant's fixtures leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, fifty (50%) percent of the then net unamortized or undepreciated cost thereof as shown on Tenant's books and records; less (z) the reasonable attorneys' fees and brokerage commissions, if any, incurred and paid by Tenant in connection with such subletting. The sums payable to Landlord under this Paragraph 6(a)(ii) shall be paid to Landlord as and when payable by the subtenant to Tenant.

         Together with any request made by Tenant for Landlord's consent to any proposed assignment of this Lease or subletting of all or any part of the demised premises, Tenant shall submit to Landlord a fully-executed counterpart of the assignment or the sublease, as the case may be, and all agreements or other documents, if any, in modification thereof or relating thereto, together with a written certification to Landlord executed by an officer of Tenant, certifying to Landlord that such submitted documents constitute the entire agreement between Tenant and the prospective assignee or subtenant, as the case may be, and that no consideration is required to be paid or furnished to Tenant by such assignee or subtenant other than what is expressly shown in such documents submitted to Landlord.

         (i) Any assignment whether made with Landlord's consent pursuant to or without Landlord's consent pursuant to paragraph (k) of this Article, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee shall assume the obligations of this Lease on the part of Tenant to be performed or observed from and after the effective date of the assignment, and whereby the assignee shall agree that the provisions in this Article shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The original named Tenant covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of Rent by Landlord from an assignee, transferee, or any other party, the original named Tenant shall remain fully liable for the payment of the Rent and for the other obligations of this Lease on the part of Tenant to be performed or observed.

         (j) The joint and several liability of Tenant and any immediate or remote successor in interest of Tenant and the due performance of the obligations of this Lease on Tenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord extending the time of, or modifying any of the obligations or provisions of this Lease, or by any waiver or failure of Landlord to enforce any of the obligations or provisions of this Lease; provided, however, that it, after any assignment of the Tenant's interest in this Lease Landlord and the then Tenant under this Lease shall enter into a modification or amendment to this Lease, which amendment or modification increases or otherwise changes any of the obligations of the Tenant under this Lease, the liability hereunder of the Tenant named herein and any party who then is or was at any time an assignor of the Tenant's interest in this Lease shall continue but only to the same extent as if such amendment or modification had not been made.

         (k) Notwithstanding anything to the contrary contained in this Lease, Tenant may, without the consent or approval of Landlord, but on fifteen (15) days prior notice to Landlord accompanied by all information reasonably requested by Landlord with respect to the transaction, (i) assign this Lease or sublet all or any part of the demised premises to any corporation or other business entity which is controlled by, controlling or under common control with Tenant; or (ii) assign or transfer its interest in this Lease to any corporation or other business entity into which or with which Tenant is merged or consolidated, or any corporation or other business entity acquiring the leasehold estate created under this Lease and all or substantially all of the stock or other property of Tenant and assuming all or substantially all of the liabilities of Tenant (any corporation or other business entity resulting from any of the transactions described in this clause (ii) is herein referred to as a "Successor Entity"), provided that the net worth of the Successor Entity (as determined in accordance with generally accepted accounting principles) shall be at least equal to the net worth of Tenant (as determined in accordance with generally accepted accounting principles) immediately prior to such merger, consolidation or acquisition, and proof reasonably satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction.

         (l) Subject to the provisions of paragraph (k) of this Article, a transfer, whether directly or indirectly of control of the shares of Tenant (if Tenant is a corporation) or a transfer, whether directly or indirectly, of a majority of the total equity or ownership interest in Tenant (if Tenant is an entity other than a corporation) shall be deemed an assignment of this Lease and shall be subject to all of the provisions hereof.

         (m) "Control", "controlling", "controlled by" or word(s) of similar import, as used in this Article 6, means the power to direct and control the management policies of an entity by ownership of voting shares, by contract or otherwise.

         7. ALTERATIONS. (a) Tenant shall not make any alterations, rebuilding, replacements, changes, additions or improvements (collectively, "Alterations") in or to the demised premises or any portion thereof without the prior written consent of Landlord in each instance, except that (i) Tenant may make any non-structural Alteration costing less than $50,000 that does not affect any of the service systems of the buildings or improvements on the demised premises, provided that no Event of Default is continuing and Tenant gives Landlord at least ten (10) days prior written notice, describing such proposed Alteration and including the plans and specifications therefor, and a written estimate of the cost thereof from Tenant's contractor, architect or engineer (the costs of all Alterations that are intended as part of the same project or job or that are commenced within any 12-month period shall be aggregated for the foregoing purpose); and (ii) provided no Event of Default is continuing, Landlord will not unreasonably withhold or delay its consent to any other Alterations proposed by Tenant, subject to compliance with all of the other terms, conditions and requirements set forth in this Article 7. Any and all Alterations in and to the demised premises or any portion thereof, whether or not requiring Landlord's consent, shall be completed at Tenant's sole cost and expense and shall be subject, in any event, to the following conditions and requirements:

                  (i) that the same shall be performed in a first-class workmanlike manner, and shall not weaken or impair the structural strength, or lessen the value, of any such buildings as shall be on the demised premises at the time, or change the purposes for which any such buildings may be used or materially change the exterior appearance of any such buildings;

                  (ii) that the same shall be made according to plans and specifications therefor, which, shall be first submitted to and approved in writing by Landlord (unless, pursuant to the express terms of this Article, Landlord's approval is not required), but Landlord's approval thereof shall not constitute Landlord's representation or agreement that said plans or specifications or the work shown thereon are in compliance with the requirements of law;

                  (iii) that before the commencement of any such work such plans and specifications shall be filed with and approved by all governmental departments or authorities having jurisdiction, and any public utility company having an interest therein, and all such work shall be done subject to and in accordance with the requirements of law and local regulations, of all governmental departments or authorities having jurisdiction and of such public utility company;

                  (iv) that before the commencement of any such work Tenant shall pay the amount of any increase in premiums on insurance policies provided for under Article 9(a) on account of endorsements to be made thereon covering the risk during the course of such work, and in the case of any Alterations whose cost exceeds $200,000.00 (and for this purpose, the costs of all Alterations that are intended as part of the same project or job or that are commenced within any 12-month period shall be aggregated) Tenant shall in addition, at Tenant's expense, deliver to Landlord performance and labor and material payment bonds issued by a surety company acceptable to Landlord, each in an amount equal to the estimated cost of such work, guaranteeing the completion of such work, free and clear of all liens, encumbrances, chattel mortgages and conditional bills of sale, according to said plans and specifications therefor;

                  (v) that no Alterations shall change the footprint of any building on the demised premises or increase, reduce or otherwise change the gross floor area or cubic content thereof (and Landlord shall not be required to consent to any such Alteration); and


                  (vi) that Landlord shall not be required to respond to or consider any request by Tenant for Landlord's consent to any Alterations unless such request shall be in writing, shall set forth a reasonably detailed description of the proposed Alterations and shall be accompanied by plans and specifications therefor and a reasonably detailed written estimate of the cost thereof from Tenant's contractor, architect or engineer.

         (b) Landlord may condition its consent to or approval of any material Alterations proposed by Tenant to Tenant's executing and delivering to Landlord an amendment to this Lease, in form and substance reasonably satisfactory to Landlord, pursuant to which Tenant agrees to remove such Alterations prior to the expiration or sooner termination of the term of this Lease and to repair all damage to the demised premises caused by such removal.

         (c) Except as provided in paragraph (b) of this Article, all buildings, alterations, rebuildings, replacements, changes, additions, improvements, equipment and appurtenances on or in the demised premises at the commencement of the term, and which may be erected, installed or affixed on or in the demised premises during the term, are and shall be deemed to be and immediately become part of the realty and the sole and absolute property of Landlord and shall be deemed to be part of the demised premises, except that all movable trade fixtures installed by Tenant for Tenant's use in the demised premises which are not part of or used in connection with the maintenance or operation of any of the buildings or improvements on the demised premises or any of the utility or service systems of such building or improvements shall be and remain the property of Tenant, but Tenant shall repair all damage to the demised premises caused by the installation or removal of any such trade fixtures.

         8. Subject to the provisions of Articles 12 and 13 below, Tenant shall, at all times during the term, and at its own cost and expense, keep and maintain in thorough repair and in good and safe order and condition, all buildings and improvements on the demised premises at the commencement of the term and thereafter erected on the demised premises, or forming part thereof, and their full equipment and appurtenances, both inside and outside, structural and non-structural, extraordinary and ordinary, seen or unforeseen, howsoever the necessity for repairs may occur, and whether or not necessitated by wear, tear or defects, latent or otherwise; and shall use all reasonable precaution to prevent waste, damage or injury. Tenant shall also, at its own cost and expense, keep and maintain in thorough repair and in good and safe order and condition, and free from dirt, snow, ice, rubbish and other obstructions or encumbrances, the sidewalks, areas, coalchutes, sidewalk hoists, railings, gutters and curbs in front of and adjacent to the demised premises. Without limiting the generality of the obligations of Tenant under this paragraph, Tenant shall keep the demised premises and the roof thereof free of leaks.

         (b) Landlord shall in no event be required to make any alterations, rebuildings, replacements, changes, additions, improvements or repairs during the term, except and only to the extent caused by the negligence or wrongful acts of Landlord.

         9. LIENS. Tenant shall have no power to do any act or make any contract which may create or be the foundation for any lien, mortgage or other encumbrance upon the reversion or other estate of Landlord, or upon any interest of Landlord in the demised premises or in the buildings or improvements thereon; it being agreed that should Tenant cause any alterations, rebuildings, replacements, changes, additions, improvements or repairs to be made to the demised premises, or cause any labor to be performed or material to be furnished therein, thereon or thereto, neither Landlord nor the demised premises shall under any circumstances be liable for the payment of any expense incurred or for the value of any work done or material furnished, but all such alterations, rebuildings, replacements, changes, additions, improvements and repairs, and labor and material, shall be made, furnished and performed at Tenant's expense, and Tenant shall be solely and wholly responsible to contractors, laborers and materialmen furnishing and performing such labor and material.

         If, because of any act or omission (or alleged act or omission) of Tenant, any mechanic's or other lien, charge or order for the payment of money shall be filed against the demised premises or any buildings or improvements thereon, or against Landlord or any conditional bill of sale or chattel mortgage shall be filed for or affecting any equipment or any materials used in the construction or alteration of, or installed in, any such building or improvement (whether or not such lien, charge or order, conditional bill or sale or chattel mortgage is valid or enforceable as such), Tenant shall, at its own cost and expense, cause the same to be cancelled and discharged of record or bonded within thirty (30) days after the date of filing thereof.

         10. LEGAL REQUIREMENTS. (a) During the term of this Lease, Tenant shall, at its own cost and expense, promptly observe and comply with, all present and future laws, ordinances, requirements, orders, directions, rules and regulations of the federal, state, county and municipal governments and of all other governmental authorities having or claiming jurisdiction over the demised premises or appurtenances or any part thereof, and of all their respective departments, bureaus and officials, and of the insurance underwriting board or insurance inspection bureau having or claiming jurisdiction, or any other body exercising similar functions, and of all insurance companies issuing policies covering the demised premises or any part thereof, whether such laws, ordinances, requirements, orders, directives, rules or regulations relate to structural alterations, changes, additions, improvements, replacements or repairs, either inside or outside, extraordinary or ordinary, seen or unforeseen, or otherwise, to or in and about the demised premises, or any building forming a part thereof, or to any vaults, passageways, or privileges appurtenant thereto or connected with the enjoyment thereof or to alterations, changes, additions, improvements, replacements or repairs incident to or as a result of any use or occupation thereof, or otherwise, including, without limitation, the removal of any encroachment on the street or on adjoining premises by any building on the demised premises, and whether the same are in force at the commencement of the term or may in the future be passed, enacted or directed.

         (b) Without limiting the generality of the foregoing:

                  (1) Tenant shall procure each and every permit, license, certificate or other authorization required in connection with the lawful and proper use of the demised premises or required in connection with any building or improvement now or hereafter erected thereon; and

                  (2) (i) Tenant agrees that the demised premises shall be occupied, operated and maintained in compliance with all Environmental Laws (as hereinafter defined); Tenant shall at all times maintain or cause to be maintained in full force and effect, all necessary permits, licenses, approvals and other authorizations required under the Environmental Laws for the demised premises and the use and/or intended use thereof; Tenant shall provide the Landlord with a copy of any notice of any pending or threatened proceeding or liability, and any and all information, reports or correspondence concerning the demised premises (or any portion thereof) which relates to pollution or protection of the environment or studies thereof or which otherwise relates to Hazardous Materials (as hereinafter defined) or Environmental Laws within three
(3) business days after receipt thereof; Tenant shall neither use the demised premises (or any part thereof) nor permit the demised premises (or any part thereof) to contain or to be used to produce, handle, transfer, process, refine, manufacture, generate, treat, store or dispose of any Hazardous Materials, provided Tenant may keep and/or use Hazardous Materials in or on the demised premises if such use is in the ordinary course of business of operating and maintaining a facility comparable to the demised premises and is in compliance with applicable Environmental Laws and does not create a risk that Tenant, the demised premises and/or any adjacent premises or the use of the demised premises and/or any adjacent premises will or might fail to comply with applicable Environmental Laws; Tenant will have all refuse, trash and solid or liquid wastes (other than sewage) collected from the demised premises on a regular basis by a commercial waste transporter in accordance with legal requirements (including, without limitation, Environmental Laws).

                  (ii) Tenant agrees to indemnify, defend and hold the Landlord harmless of, from and against any and all liabilities (including, without limitation, all foreseeable and unforeseeable consequential damages), losses, fines, liens, encumbrances, penalties, fees, expenses, damages, costs, claims, causes of action, judgments and/or other charges of whatsoever kind or nature and any and all liability under the Environmental Laws and all future laws in respect of Hazardous Materials (including, without limitation, attorneys' fees and expenses, the cost of any required or necessary repair, clean-up, encapsulation, removal, remediation, treatment or detoxification and the preparation of any closure or other required plans) and any additional costs required to take necessary precautions to protect against the discharge, presence, release or disposal, or threat thereof, of Hazardous Materials in, on, under, at or in connection with or emanating from or through, or in any way affecting, the demised premises or other premises or waterways on or adjacent to the demised premises incurred by the Landlord and/or in respect of which the Landlord may be subject and directly or indirectly arising out of or in connection with (i) the use, presence, generation, treatment, storage, discharge, disposal or release (or threat thereof) by Tenant or any of the subtenants, undertenants, agents, servants, employees, invitees, contractors or affiliates of Tenant (collectively, "Tenant Parties" and individually, a "Tenant Party") of Hazardous Materials in, on, under, at or in connection with or emanating from or through the demised premises or other premises or waterways on or adjacent to the demised premises or otherwise arising out of any environmental condition created or caused by Tenant or any Tenant Party, at anytime, whether past or present or future, and/or (ii) any claims, liens or other matters arising out of or in connection with any violation or alleged violation by Tenant or any Tenant Party of any Environmental Law(s) relating to the demised premises or Tenant. The obligations of Tenant under this Article shall be effective notwithstanding any lack of knowledge by Tenant of any such presence, use, generation, treatment, storage or disposal of Hazardous Materials.

                  (iii) Tenant agrees to immediately notify Landlord and any other person and/or, governmental or quasi-governmental authority that is required to be notified pursuant to any applicable law, at such time as Tenant becomes aware of any use, generation, treatment, storage, disposal, production, handling, processing or transfer of any Hazardous Materials in, on, about or otherwise relating to or affecting the demised premises that fails or would fail or could fail to comply with all applicable Environmental Laws, and shall immediately notify Landlord and such other persons and authorities at such time as an environmental investigation or clean-up proceeding of any kind is instituted by any person or entity which relates to or in any way affects the demised premises. Tenant agrees to promptly conduct and complete all investigations, studies, sampling, and testing and all remedial removal and other actions necessary to clean up and remove all Hazardous Materials in, or, about or otherwise relating to or affecting the demised premises to the reasonable satisfaction of Landlord and in accordance with all applicable Environmental Laws, and shall fully comply with and assist in any such environmental investigation and/or clean-up proceeding. Tenant shall immediately deliver to Landlord true, complete and accurate copies of all environmental reports, audits, surveys and notices pertaining to Hazardous Materials and/or compliance with Environmental Laws which may hereafter be conducted with respect to or in any way affecting the demised premises.

                  (iv) As used herein, "Environmental Laws" means collectively all current and future federal, state and local environmental laws, common laws, statutes, rules and regulations applicable to the demised premises or the use thereof regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic, or dangerous waste, substance or material, any and all rules and regulations promulgated under any of the foregoing, and any permits, licenses, authorizations, variances, consents, approvals, directives or requirements of, and any agreements with, any governments, departments, commissions, boards, courts, authorities, agencies, officials and officers, now or hereafter in effect or applicable to the demised premises, and "Hazardous Materials" means hazardous waste, hazardous substances, contaminate, hazardous materials, pollutants or toxic substances, including, but not limited to, asbestos, polychlorinate biphenols (PCBs), urea formaldehyde, petroleum containing substances, radioactive materials and explosives, as such terms are defined pursuant to any Environmental Laws.

         (c) The provisions of this Article shall survive the expiration or sooner termination of this Lease.

         11. INSURANCE. (a) During the term Tenant, at its own cost and expense, shall:

                  (1) Keep all buildings and improvements and equipment on, in or appurtenant to the demised premises at the commencement of the term and thereafter erected thereon or therein, including all alterations, rebuildings, replacements, changes, additions and improvements, insured against loss or damage by fire, with all standard extended coverage as may be usually required by prudent institutional mortgage lenders on similar premises (and against loss or damage due to war or nuclear action, if such insurance shall be available and required by any mortgagee of Landlord) in an amount sufficient from time to time, in Landlord's reasonable judgment to prevent Landlord and Tenant from becoming co-insurers under provisions of applicable policies of insurance but in any event in an amount not less than the full insurable value thereof (I.E., replacement value), excluding the cost of excavation and of foundations below the level of the lowest basement floor or, if there is no basement, below the level of the ground.

                  (2) Provide and keep in force insurance against liability for bodily injury and property damage and boiler and machinery insurance, all such insurance to be in such amounts and in such forms of policies as may from time to time be reasonably required by Landlord.

                  (3) Provide and keep in force rent insurance (and/or, as the case may require, use and occupancy insurance) in an amount not less than the annual net rent plus the estimated annual taxes, water charges, sewer rents and installments of assessments and the annual premiums for the insurance required by this Article.

                  (4) If a sprinkler system shall be located in any building, or portion thereof, on the demised premises, provide and keep in force sprinkler leakage insurance in amounts and forms reasonably satisfactory to Landlord.

                  (5) Provide and keep in force such other insurance and in such amounts as may from time to time be reasonably required by Landlord against such other insurable hazards as at the time in question are commonly insured against in the case of premises similarly situated.

         (b) All insurance provided by Tenant as required by this Article shall be carried in favor of Landlord and Tenant, as their respective interests may appear, and, in the case of insurance against damage to the demised premises by fire or other casualty, shall provide that loss, if any, shall be adjusted with and payable to Landlord. If requested by Landlord, such insurance against fire or other casualty shall include the interest of the holder of any mortgage on the fee title interest in the demised premises and shall provide that loss, if any, shall be payable to such holder under a standard mortgagee clause. Rent insurance and use and occupancy insurance may be carried in favor of Tenant but the proceeds thereof are hereby assigned to Landlord to be held by Landlord as security for the payment of the rent and additional rent hereunder until restoration of the demised premises. All such insurance shall be taken in such responsible companies as Landlord shall reasonably approve and the policies therefor shall at all times be held by Landlord or, when appropriate, by the holder of any such mortgage, in which case copies of the policies or certificates of such insurance shall be delivered by Tenant to Landlord. All such policies shall require thirty (30) days' notice by registered mail to Landlord (and each mortgagee of Landlord to which losses may be payable under any such policy) of any cancellation thereof or change affecting Landlord's coverage thereunder.

         (c) Tenant shall procure policies for all such insurance for periods of not less than one (1) year and shall deliver to Landlord such policies with evidence of the payment of premiums thereon, and shall procure renewal thereof from time to time at least thirty (30) days before the expiration thereof.

         (d) Tenant shall not violate or permit to be violated any of the conditions or provisions of any such policy, and Tenant shall so perform and satisfy the requirements of the companies writing such policies so that at all times companies of good standing, reasonably satisfactory to Landlord or any mortgagee designated by Landlord, shall be willing to write and/or continue such insurance.

         (e) Tenant and Landlord shall cooperate in connection with the collection of any insurance moneys that may be due in the event of loss, and Tenant shall execute and deliver to Landlord such proofs of loss and other instruments which may be required for the purpose of obtaining the recovery of any such insurance moneys.

         (f) Tenant agrees to have included in each of its insurance policies a waiver of the insurer's right of subrogation against the Landlord during the term of this Lease and Tenant hereby releases Landlord with respect to any claim (including a claim for negligence) which it might otherwise have against the Landlord for loss, damage or destruction with respect to its property occurring during the term of this Lease to the extent to which it is, or is required to be, insured under a policy or policies containing a waiver of subrogation.

         12. DAMAGE OR DESTRUCTION. (a) If, during the term, the buildings, improvements or the equipment on, in or appurtenant to the demised premises at the commencement of the term or thereafter erected thereon or therein shall be destroyed or damaged in whole or in part by fire or other cause, Provided that no Event of Default is continuing and Landlord hereby agreeing to exercise reasonable diligence to collect such proceeds and Tenant hereby agreeing to cooperate with Landlord in connection therewith), subject to the other terms and conditions of this Article, (less Landlord's reasonable collection costs), and if such net insurance proceeds are not, in Landlord's reasonable judgment, sufficient to pay the entire cost of such repairs and restoration (including all hard and soft costs) Landlord may, by written notice to Tenant ("Landlord's Election Notice"), elect either to (i) complete the repair and restoration and pay for any costs therefor in excess of the insurance proceeds collected by Landlord, or (ii) terminate this Lease as of the date which is twenty (20) days after the giving of such notice by Landlord. Landlord may give Landlord's Election Notice to Tenant not later than thirty (30) days after Landlord's collection of the insurance proceeds with respect to the casualty. If, pursuant to said notice, Landlord elects to terminate this Lease as aforesaid, Tenant may, by notice ("Tenant's Election Notice") given by Tenant to Landlord not later than the expiration of the aforesaid twenty (20) day period, elect to continue this Lease in full force and effect, and if Tenant shall give such notice to Landlord, Landlord's aforesaid notice of termination shall be deemed of no effect and this Lease shall remain in force and effect in accordance with its terms, and Tenant shall make all repairs and restorations to the demised premises. All work performed by Tenant in connection with such repairs and reStorations shall he deemed Alterations for purposes of this Lease, Tenant shall comply with all of the provisions of Article 6 and all of the other terms and provisions of this Lease relating to Tenant's performance of Alterations. Tenant shall complete such restoration and repairs with diligence and in a good and workmanlike manner. Upon Tenant's completion of such repairs and restorations so that the demised premises shall be in substantially the same condition as they existed immediately prior to the occurrence of the casualty and otherwise in condition reasonably satisfactory to Landlord, and provided that (i) Tenant shall have delivered to Landlord documentary proof, reasonably satisfactory to Landlord, that all contractors, subcontractors, vendors, laborers and other persons or parties furnishing work, labor or materials to or for the benefit of the demised premises have been paid in full, (ii) no mechanic's or similar liens have been filed against the demised premises by reason of any such work, labor or materials, which liens remain undischarged of record, (iii) a valid certificate of occupancy has been issued and remains in effect with respect to the demised premises, and (iv) no default by Tenant under this Lease is continuing, then Landlord shall deliver to Tenant any insurance proceeds theretofore received by Landlord with respect to the casualty damage and not theretofore expended by Landlord in connection with the repair or restoration of the demised premises.

         (b) Notwithstanding the foregoing provisions of this Article, if, within forty-five (45) days after the date of the damage to the demised premises, Landlord delivers to Tenant a statement from Landlord's independent contractor, engineer or architect, stating that such contractor's, architect's or engineer's reasonable estimate of the time reasonably required to complete the repair and restoration of the demised premises (such estimate shall be on the basis of not using any overtime or premium-pay labor), and if such estimate of time exceeds twelve (12) months, then Landlord shall have the right to terminate this Lease by notice given to Tenant concurrently with the delivery to Tenant of such statement of such contractor, architect or engineer, and if Landlord shall give such notice, the term of this Lease shall terminate and expire on the date which is twenty (20) days after the giving of such notice; provided, however, that if within such twenty (20) day period, Tenant gives to Landlord a Tenant's Election Notice pursuant to paragraph (a) above pursuant to which Tenant elects to repair and restore the damage to the demised premises, then Landlord's aforesaid notice of termination shall be of no force or effect and this Lease shall remain in force and effect in accordance with its terms and Tenant shall proceed with due diligence to make all repairs and restorations to the demised premises in the manner required by the provisions of paragraph (a) of this Article, and shall be entitled to the delivery of the insurance proceeds collected by Landlord on the same terms and conditions as set forth above in said paragraph (a) of this Article.

         (c) If, pursuant to the foregoing provisions of this Article, Landlord is required to repair and restore the demised premises after a casualty thereto, and such repairs and restorations shall not have been completed within twelve
(12) months after the date by which Landlord shall have collected all of the insurance proceeds of such casualty, plus the number of days, if any, that performance of such repair and restoration work shall be prevented or delayed by reason of strikes, lock-outs, labor strife, fire or other casualty, condemnation, acts of god, shortages or unavailability of materials or any other cause or reason, whether similar of dissimilar to the foregoing, beyond the reasonable control of Landlord, then Tenant may give written notice to Landlord, stating Tenant's intention to terminate this Lease, and if such repair and restoration shall not have been substantially completed within ten (10) days after the giving of such notice, this Lease shall terminate and expire on the tenth (10th) day after the giving of such notice, with the same force and effect as if that day were the date herein finally fixed for the expiration of the term hereof.

         (d) In no event shall Landlord be required to repair, restore or pay the cost of repairing or restoring any damage to Tenant's trade fixtures or other equipment, and Tenant shall repair, restore and/or replace such trade fixtures and equipment at Tenant's sole cost and expense.

         (e) No damage or destruction to the demised premises or any part thereof shall entitle Tenant to any reduction or abatement of any of the Rents payable under this Lease, and Tenant shall continue to pay all Rent due and becoming due pursuant to this Lease notwithstanding that the demised premises or any portion thereof may be untenantable or not useable by Tenant by reason of any such damage or destruction.

         13. CONDEMNATION. (a) If the whole or substantially all of the demised premises shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, then and in that event this Lease and the term hereof shall cease and terminate as of the date upon which title shall vest in such authority and the rent reserved hereunder shall be apportioned and paid up to said date. For purposes of this Article 13, "substantially all of the demised premises" shall mean (i) fifty (50%) percent or more of the leasable floor area of the demised premises, or (ii) any smaller portion of the demised premises that has been taken, if Tenant cannot reasonably operate its business in the remainder of the demised premises.

         (b) If less than substantially all of the demised premises shall be so taken or condemned, this Lease and the term hereof shall not cease or terminate, but the rent payable hereunder after the date on which Tenant shall be required to surrender possession of the part of the demised premises so taken or condemned shall be reduced pro-rata, in proportion to the square foot area of the improvements at the demised premises so taken or condemned.

         (c) In the event of any such taking or condemnation, in whole or in part, the entire award shall belong to Landlord without any deduction therefrom for the value of the unexpired term of this Lease, or for any other estate or interest in the demised premises now or hereafter vested in Tenant, and Tenant hereby assigns to Landlord all of its right, title and interest in and to any and all such award or awards with any and all rights, estate and interest of Tenant now existing or hereafter arising in and to the same or any part thereof. Tenant shall be entitled to make a claim for a separate award in any such condemnation proceeding for the value of Tenant's trade fixtures, personal property and equipment, provided that such award shall not reduce any award be payable to Landlord in respect of the demised premises.

         (d) In the event of a taking of less than substantially all of the demised premises, however, Landlord shall, after receipt of the condemnation award, promptly proceed to restore the remainder of any building on the demised premises affected thereby to a complete, independent and self-contained architectural unit. The balance of such separate award or allocated amount not so used shall belong to and be retained by Landlord as its own property. Notwithstanding the foregoing, if, in the reasonable judgment of Landlord, based on construction cost estimate(s) of Landlord's Contractor, architect or engineer, the award received in respect of such taking is not sufficient to complete the restoration of the portion of the demised premises that has not been so taken, Landlord, within thirty (30) days after its receipt of the condemnation award, may give written notice to Tenant terminating this Lease, in which case, this Lease shall terminate on the twentieth (20th) day following the giving of such notice by Landlord; provided, however, that if within said twenty
(20) day period, Tenant gives Landlord notice, stating that Tenant will restore the remainder of the building on the demised premises to a complete, independent and self-contained architectural unit, then Landlord's aforesaid notice of termination shall have no force or effect, Tenant shall promptly proceed with such restoration and complete same with due diligence, such restoration shall be deemed an Alteration and Tenant in connection with its performance of such restoration work, shall comply with all the provisions of Article 6 and elsewhere in this Lease relating to the performance of Alterations. Upon the completion of such restoration of Tenant, and provided there is no default by Tenant continuing under this Lease and Tenant shall have caused to have been satisfied all conditions set forth in paragraph (a) of Article 13 hereof as would be required to be satisfied to entitle Tenant to receive casualty insurance proceeds had such restoration work been work performed by Tenant to restore any damage or destruction caused by casualty to the demised premises, then Landlord shall pay to Tenant the lesser of (i) the condemnation award received by Landlord in respect of such taking or (ii) the reasonable costs incurred by Tenant in connection with making such restoration and repair to the portion of the demised premises that were not so taken as documented by Tenant to Landlord's reasonable satisfaction; the balance of any such condemnation award not so required to be paid to Tenant shall be retained by Landlord as Landlord's own property.

         (e) In case of any governmental action, not resulting in the taking or condemnation of any portion of the demised premises but creating a right to compensation therefor, such as, without limitation, the changing of the grade of any street upon which the demised premises abut, or if less than a fee title to all or any portion of the demised premises shall be taken or condemned by any federal, state, municipal or governmental authority for temporary use or occupancy, this Lease shall continue in full force and effect without reduction or abatement of rent, and the rights of Landlord and Tenant shall be unaffected by the other provisions of this Article 13 and shall be governed by applicable law.

         (f) If, during the last year of the term of this Lease, twenty-five (25%) percent or more of the gross floor area of the improvements at the demised premises are damaged by fire or any casualty or taken by condemnation or the exercise of the power of eminent domain, then Landlord and Tenant shall each have the right and option to terminate this Lease by giving written notice to the other of such termination within thirty (30) days after the date of such damage casualty, condemnation or taking. If either party shall terminate this Lease pursuant to the foregoing provisions of this paragraph, this Lease shall expire and come to an end on the date of the giving of such notice by such party, as if said date were the date herein finally fixed for the expiration of the term hereof, and all of the casualty insurance proceeds or condemnation award, as the case may be, shall be paid to and belong to Landlord.

         14. SUBORDINATION. (a) Subject to the provisions of paragraph (b) of this Article, this Lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien of any and all mortgage or mortgages which may now or hereafter affect the demised premises, or any part thereof and to any and all renewals, modifications, consolidations, replacements and extensions of any such mortgage or mortgages. Tenant shall, within twenty (20) days after demand of Landlord, at any time or times, execute, acknowledge and deliver to Landlord, without expense to Landlord, any and all instruments that may be necessary or proper to subordinate this Lease and all rights hereunder to the lien of any such mortgage or mortgages and each such renewal, modification, consolidation, replacement and extension. If, in connection with obtaining financing or refinancing for Landlord's fee interest the demised premises, a banking, insurance or other institutional lender shall request reasonable modifications to this Lease as a condition to such financing or refinancing, Tenant will not unreasonably withhold, delay or defer its written consent thereto, provided that such modifications do not increase the Rents or materially increase the other obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created.

         (b) Notwithstanding the provisions of paragraph (a) of this Article, the foregoing subordination of this Lease to the lien of any mortgage on the demised premises, which mortgage is first created by Landlord on or after the date of this Lease, is conditional upon the holder of such mortgage executing and delivering to Tenant a subordination, non-disturbance and attornment agreement with respect to this Lease in form and substance reasonably satisfactory to such then holder and Tenant (an "SNDA"). Tenant shall promptly execute and deliver to Landlord and such holder any SNDA.

         (c) If, at any time prior to the termination of this Lease, the holder of any mortgage on the demised premises, or any person, or the successors or assigns of such holder or such person (such holder and any such person or such successor or assign being herein collectively referred to as "SUCCESSOR LESSOR") shall succeed to the rights of Landlord under this Lease through possession or foreclosure or otherwise, Tenant agrees, at the election and upon request of any such Successor Lessor, to fully and completely attorn, from time to time, to and recognize any such Successor Lessor, as Tenant's landlord under this Lease upon the then executory terms of this Lease; provided such Successor Lessor shall agree in writing to accept Tenant's attornment. The foregoing provisions of this Section shall inure to the benefit of any such Successor Lessor, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the foreclosure of or other sale made pursuant to any mortgage, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Tenant, however, upon demand of any such Successor Lessor agrees to execute, from time to time, instruments to evidence and confirm the foregoing provisions of this Section, reasonably satisfactory to any such Successor Lessor and Tenant acknowledging such attornment. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between such Successor Lessor and Tenant upon all of the then executory terms of this Lease, except that such Successor Lessor shall not be (i) liable for any previous act or omission or negligence of Landlord under this Lease; (ii) subject to any counterclaim, defense or offset, not expressly provided for in this Lease and asserted with reasonable promptness, which theretofore shall have accrued in favor of Tenant against Landlord; (iii) obligated to perform any alterations, improvements or other work at the demised premises; (iv) bound by any previous modification or amendment of this Lease or by any previous prepayment of more than one month's rent, unless such modification of prepayment shall have been approved in writing by the mortgagee or other person through or by reason of which the Successor Lessor shall have succeeded to the rights of Landlord under this Lease. Nothing contained in this Section shall be construed to impair any right otherwise exercisable by the holder of any mortgage in the demised premises.

         (d) If any act or omission by Landlord would give Tenant the right immediately or after lapse of time, to cancel or terminate this Lease or to claim a partial or total eviction, Tenant will not exercise any such right until
(i) it has given written notice of such act or omission to the holder of each mortgage on the demised premises whose name and address shall have previously been furnished to Tenant, by delivering notice of such act or omission addressed to each such holder at its last address so furnished, and (ii) a reasonable period for remedying such act or omission shall have elapsed following such giving of notice and following the time when such holder shall have become entitled under the mortgage held by it to remedy the same (which shall in no event be less than the period to which Landlord would be entitled under this Lease to effect such remedy), provided such holder shall, with reasonable diligence, give Tenant notice of intention to, and commence and continue to remedy such act or omission or to cause the same to be remedied.

         15. ACCESS. Tenant shall permit Landlord or its agents to enter the demised premises at all reasonable hours for the purpose of inspection, or of making repairs that Tenant may neglect or refuse to make in accordance with the agreements, terms, covenants and conditions hereof, and also for the purpose of showing the demised premises to persons wishing to purchase the same or to make a mortgage loan on the same and, at any time within one year prior to the expiration of the term, to persons wishing to rent the same; and Tenant shall within six (6) months prior to the expiration of the term permit the usual notices of "To Let", "For Rent" and "For Sale" to be placed on the demised premises and to remain thereon without hindrance or molestation.

         16. PERMITTED USE. Tenant shall use the demised premises for storage and warehouse use and for any other uses permitted by applicable laws and for no other purpose, and, in any event, Tenant shall not use or occupy, nor permit or suffer, the demised premises or any part thereof to be used or occupied for any unlawful or illegal business, use or purpose, nor in such manner as to constitute a nuisance of any kind, nor for any purpose or in any way in violation of the certificate of occupancy for the demised premises or any present or future governmental laws, ordinances, requirements, orders, directions, rules or regulations or the requirements of any insurance company issuing any policy of insurance with respect to the demised premises. Tenant shall immediately upon the discovery of any such unlawful, illegal, disreputable or extrahazardous use take all necessary steps, legal and equitable, to compel the discontinuance of such use and to oust and remove any subtenants, occupants or other persons guilty of such unlawful, illegal, disreputable or extrahazardous use.

         17. INDEMNITY. Tenant shall indemnify and save harmless Landlord against and from all costs, expenses, liabilities, losses, damages, injunctions, suits, actions, fines, penalties, claims and demands of every kind or nature, including reasonable counsel fees, by or on behalf of any person, party or governmental authority whatsoever arising out of (a) any failure by Tenant to perform any of the agreements, terms, covenants or conditions of this Lease on Tenant's part to be performed, (b) any accident, injury, damage or occurrence which shall happen in or about the demised premises or appurtenances or on or under the streets, sidewalks, curbs or vaults in front of or adjacent thereto, however occurring, and any matter or thing growing out of the condition, occupation, maintenance, alteration, repair, use or operation of the demised premises or any part thereof, and/or of the streets, sidewalks, curbs or vaults adjacent thereto during the term, (c) failure by Tenant or any Tenant Party to comply with any laws, ordinances, requirements, orders, directions, rules or regulations of any federal, state, county or city governmental authority, or (d) any mechanic's lien, conditional bill of sale or chattel mortgage filed against the demised premises or any equipment therein or any materials used in the construction or alteration of any building or improvement thereon.

         18. EVENTS OF DEFAULT. (a) Each of the following events shall constitute an "Event of Default":

                  (1) If Tenant, or any successor or assignee of Tenant shall file a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or any insolvency act of any state or shall voluntarily take advantage of any such law or act by answer or otherwise or shall be dissolved (if Tenant or such successor or assignee be a corporation) or shall make an assignment of all or a substantial portion of Tenant's property for the benefit of creditors.

                  (2) If involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of a corporation shall be instituted against Tenant (or such successor or assignee), or if a receiver or trustee shall be appointed of all or substantially all of the property of Tenant (or such successor or assignee) and such proceedings shall not be dismissed or such receivership or trusteeship vacated within sixty (60) days after such institution or appointment.

                  (3) If Tenant shall fail to pay Landlord any Rent that has become due and payable, and Tenant shall not pay the same to Landlord within ten
(10) days after written notice of such failure shall have been given to Tenant (for this purpose, such notice may be sent to Tenant by telecopier transmission or in any other manner permitted under Article 25 hereof).

                  (4) If Tenant shall assign this Lease or sublet all or any part of the demised premises except as expressly permitted by this Lease or otherwise consented to by Landlord in writing.

                  (5) If Tenant shall abandon the demised premises.

                  (6) If this Lease or the estate of Tenant hereunder shall be transferred to or shall pass to or devolve upon any other person or party, by operation of law or otherwise, except in a manner herein permitted.

                  (7) If Tenant shall fail to perform any of the other agreements, terms, covenants or conditions hereof on Tenant's part to be performed, and such non-performance shall continue for a period within which performance is required to be made by specific provision of this Lease, or if no such period is so provided for a period of thirty (30) days after notice thereof by Landlord to Tenant or, if such performance cannot be reasonably had within such thirty-day period, Tenant shall not in good faith have commenced such performance within such thirty-day period and shall not thereafter diligently proceed therewith to completion.

         19. DAMAGES AND REMEDIES. (a) This Lease and the term and estate hereby granted are subject to the limitation that whenever an Event of Default shall occur, regardless of and notwithstanding the fact that Landlord has or may have some other remedy under this Lease or by virtue hereof, or in law or in equity, Landlord may give to Tenant a notice (the "Termination Notice") of intention to end the term of this Lease specifying a day not less than five (5) days thereafter and, upon the giving of the Termination Notice, this Lease and the term and estate hereby granted shall expire and terminate upon the day so specified in the Termination Notice as fully and completely and with the same force and effect as if the day so specified were the date herein set forth the expiration of the term of this Lease, and all rights of Tenant under this Lease shall expire and terminate, but Tenant shall remain liable for damages as hereinafter provided. From and after the date upon which Landlord shall be entitled to give a Termination Notice, Landlord, without further notice, may re-enter, possess and repossess itself of the demised premises.

         (b) It is covenanted and agreed by Tenant that in the event of the expiration or termination of this Lease or re-entry by Landlord, under any of the provisions of this Article or pursuant to law, by reason of any Event of Default hereunder, Tenant will pay to Landlord, as damages with respect to this Lease, at the election of Landlord:

                  (i) a sum which at the time of such termination of this Lease or at the time of any re-entry by Landlord, as the case may be, represents the then present value (employing a discount rate equal to the then current rate of United States Treasury bills having a term that most closely approximates the then remaining term of this Lease) of the excess, if any, of:

                           (A) the aggregate Rent which would have been payable
                  by Tenant for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the date hereinabove set for the expiration of the full term hereby granted, had this Lease not so terminated or had Landlord not so reentered the Property over

                           (B) the rental value of the demised premises for the
                  same period; or


                  (ii) sums equal to the aggregate Rent and other sums which would have been payable by Tenant had this Lease not so terminated, or had Landlord not so re-entered the demised premises, payable upon the rent days specified herein following such termination or such re-entry and until the date hereinabove set for the expiration of the full term hereby granted; PROVIDED, HOWEVER, that if the demised premises shall be leased or re-let during said period, Landlord shall credit Tenant with the net rents, if any, received by Landlord from such leasing or re-letting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such leasing or re-letting the expenses incurred or paid by Landlord in terminating this Lease or of re-entering the demised premises and of securing possession thereof, as well as the expenses of leasing and re-letting, including altering and preparing any portion of the demised premises for new tenant(s), brokers' commissions, any other tenant incentives (including assumption of lease obligations) and all other expenses properly chargeable against the demised premises and the rental therefrom; but in no event shall Tenant be entitled to receive any excess of such net rents over the Rent and other sums payable by Tenant to Landlord hereunder.

         (c) Suit or suits for the recovery of any and all damages, or any installments thereof, provided for hereunder may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been terminated under the provisions of this Article, or under any provisions of law, or had Landlord not re-entered the demised premises.

         (d) Nothing herein contained shall be construed as limiting or precluding the exercise by Landlord of any other remedies or the recovery by Landlord against Tenant of any sums or damages to which Landlord may lawfully be entitled in any case other than those particularly provided for in this Lease.

         (e) Landlord shall be entitled to recover from Tenant each monthly deficiency as the same shall arise and no suit to collect the amount of the deficiency for any month shall prejudice Landlord's right to collect the deficiency for any subsequent month by a similar proceeding. Alternatively, suit or suits for the recovery of such deficiencies may be brought by Landlord from time to time at its election.

         (f) Tenant, for Tenant, and on behalf of any and all persons or parties claiming through or under Tenant, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law, to redeem the demised premises or to have a continuance of this Lease for the term hereby demised after being dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

         (g) In the event of a breach or threatened breach on the part of Tenant with respect to any of the covenants or agreements on the part of or on behalf of Tenant to be kept, observed or performed, Landlord shall also have the right to seek an injunction or other equitable relief.

         (h) If an order for relief is entered or if any stay of proceeding or other act becomes effective in favor of Tenant or Tenant's interest in this Lease in any proceeding commenced by or against Tenant under the present or any future United States Bankruptcy Code or in a proceeding which is commenced by or against Tenant seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any other present or future applicable federal, state or other bankruptcy or insolvency statute or law, Landlord shall be entitled to invoke any and all rights and remedies available to it under such bankruptcy or insolvency code, statute or law of this Lease, including such rights and remedies as may be necessary to adequately protect Landlord's right, title and interest in and to the demised premises or any part thereof and adequately assure the complete and continuous future performance of Tenant's obligations under this Lease. Adequate protection of Landlord's right, title and interest in and to the demised premises, and adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, shall include all of the following requirements:

                  (i) that Tenant shall comply with all of its obligations under this Lease;

                  (ii) that Tenant shall continue to use the demised premises only in the manner permitted by this Lease; and

                  (iii) that if Tenant's trustee, Tenant or Tenant as debtor-in-possession assumes this Lease and proposes to assign it (pursuant to Title 11 U.S.C. Section 365, as it may be amended) to any party who has made a bona fide offer therefor, the notice of such proposed assignment, giving (x) the name and address of such party, (y) all of the terms and conditions of such offer, and (z) the adequate assurance to be provided Landlord to assure such party's future performance under this Lease, including the assurances referred to in Title 11 U.S.C.
         Section 365(b)(3), as it may be amended, and such other assurances as Landlord may reasonably require, shall be given to Landlord by the trustee, Tenant or Tenant as debtor-in-possession of such offer, but in any event no later than ten (10) days before the date that the trustee, Tenant or Tenant as debtor-in-possession shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment, and Landlord or Landlord's designee shall thereupon have the prior right and option, to be exercised by notice to the trustee, Tenant and Tenant as debtor-in-possession, given at any time before the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such party, less any brokerage commissions which may be payable out of the consideration to be paid by such party for the assignment of this Lease. Landlord shall have no obligation to pay such brokerage commissions. If Tenant attempts to arrange such an assignment of this Lease, then as an element of the required adequate assurance to Landlord, and as a further condition to Tenant's right to make such an assignment, Tenant's agreement(s) with brokers shall, to Landlord's reasonable satisfaction, provide that Landlord shall have no obligation to pay a brokerage commission if Landlord exercises Landlord's rights under this subparagraph (h).

         (i) Landlord shall in no event be responsible or liable for any failure to relet the demised premises or any part thereof, or any failure to collect any rent due upon a reletting, or otherwise be obligated to mitigate or minimize damages.

         (j) Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain as damages incident to a termination of this Lease, in any bankruptcy, reorganization or other court proceedings, the maximum amount allowed by any statute or rule of law ln effect when such damages are to be proved.

         (k) No waiver by Landlord of any breach by Tenant or any of Tenant's obligations, agreements or covenants herein shall be a waiver of any subsequent breach or of any obligation, agreement or covenant, nor shall any forbearance by Landlord to seek a remedy for any breach by Tenant be a waiver by Landlord or any rights and remedies with respect to such or any subsequent breach.

         (l) No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy provided herein or by law, including without limitation consequential damages, but each shall be cumulative and in addition to every other right of remedy given herein or now or hereafter existing at law or in equity or by statute.

         20. NO WAIVER. No Waiver by either party hereto of any covenant or condition or of the breach of any covenant or condition of this Lease shall be taken to constitute a waiver of any subsequent breach of such covenant or condition nor to justify or authorize the nonobservance on any other occasion of the same or of any other covenant or condition hereof, nor shall the acceptance of rent by Landlord at any time when Tenant is in default under any covenant or condition hereof be construed as a waiver of such default or of Landlord's right to terminate this Lease on account of such default, nor shall any waiver or indulgence granted by Landlord to Tenant be taken as an estoppel against Landlord, it being expressly understood that if at any time Tenant shall be in default in any of its covenants or conditions hereunder an acceptance by Landlord or rental during the continuance of such default or the failure on the part of Landlord promptly to avail itself of such rights or remedies as Landlord may have, shall not be construed as a waiver of such default, but Landlord may at any time thereafter, if such default continues, terminate this Lease or assert any other rights or remedies available to it on account of such default in the manner hereinbefore provided.

         21. AS-IS. At the commencement of the term, Tenant shall accept the demised premises, including the buildings and improvements and any equipment on or in the demised premises in their existing condition and state of repair, and Tenant covenants that no representations, statements, or warranties, express or implied, have been made by or on behalf of Landlord with respect thereof, in respect of their condition, or the use or occupation that may be made thereof, and that Landlord shall in no event whatsoever be liable for any defects (latent or otherwise) therein.

         22. CONDITION UPON EXPIRATION OF TERM. Tenant shall, on the last day of the term, or upon the sooner termination of the term, peaceably and quietly surrender and deliver the demised premises to Landlord free of subtenancies, broom-clean, including all buildings, replacements, changes, additions and improvements constructed, erected, added or placed by Tenant thereon, with all equipment in or appurtenant thereto, except all movable trade fixtures installed by Tenant, in good condition and repair, reasonable wear and tear excepted. Any trade fixtures or personal property not used in connection with the operation of the demised premises and belonging to Tenant or to any subtenant, if not removed at such termination and if Landlord shall so elect, shall be deemed abandoned and become the property of Landlord without any payment or offset therefor. If Landlord shall not so elect, Landlord may remove such fixtures or property from the demised premises and store them at Tenant's risk and expense. Tenant shall repair and restore, and save Landlord harmless from, all damage to the demised premises caused by the removal therefrom, whether by Tenant or by Landlord, of all such trade fixtures and personal property.

         23. QUIET ENJOYMENT. Landlord covenants that, so long as Tenant shall faithfully perform the agreements, terms, covenants and conditions hereof, Tenant shall and may peaceably and quietly have, hold and enjoy the demised premises for the term hereby granted, subject to and in accordance with the terms and conditions of this Lease.

         24. TENANT CERTIFICATION. (a) Tenant shall, without charge, at any time and from time to time hereafter, within twenty (20) days after written request by Landlord, certify by a written instrument duly executed to Landlord and any mortgagee or purchaser, or proposed mortgagee or proposed purchaser, or any other person, firm or corporation specified by Landlord, (i) whether or not this Lease is in full force and effect, (ii) that this Lease has not been modified, or if there have been modifications, identifying each modification, (iii) that Tenant has no offsets, claims or defenses to the enforcement of any of Tenant's obligations under this Lease or if Tenant has any, identifying all of the same with reasonable particularity, (iv) that to Tenant's knowledge, Landlord is not in default of any of Landlord's obligations under this Lease, or if so, identifying all such defaults of which Tenant has knowledge, and (v) as to any other matters which may be reasonably requested by Landlord.

         (b) Provided that no default by Tenant under this Lease is continuing, Landlord shall, without charge, at any time and from time to time hereafter (but not more than two times in any twelve month period), within twenty (20) days after written request of Tenant, certify by a written instrument duly executed to Tenant or to any lender, purchaser or proposed lender or purchaser, or any other person, firm or entity specified by Tenant, (i) whether or not this Lease is in full force and effect, (ii) that this Lease has not been modified, or if there have been modifications, identifying each modification, (iii) that to Landlord's knowledge, Tenant is not in default of any of Tenant's obligations under this Lease, of if Landlord knows of any such defaults, identifying the defaults of which Landlord has knowledge.

         25. NOTICES. Whenever it is provided herein that notice, demand, request or other communication shall or may be given to or served upon either of the parties by the other, and whenever either of the parties shalt desire to give or serve upon the other any notice, demand, request or other communication with respect hereto or the demised premises, each such notice, demand, request or other communication shall be in writing and, any law or statute to the contrary notwithstanding, shall be effective for any purpose if given or served as follows:

                  (a) If by Landlord, by sending the same by Federal Express, UPS, Express Mail or other reputable overnight courier (a "Courier") or by mailing the same to Tenant by certified or registered mail, postage prepaid, return receipt requested, addressed to Tenant at the demised premises or at such other address as Tenant may from time to time designate by notice given to Landlord by certified or registered mail or by Courier.

                  (b) If by Tenant, by sending it by Courier or by mailing the same to Landlord by certified or registered mail, postage prepaid, return receipt requested, addressed to Landlord at Landlord's address specified at the head of this Lease, or at such other address as Landlord may from time to time designate by notice given to Tenant by certified or registered mail or by Courier.

                  Every notice, demand, request or other communication hereunder sent by certified or registered mail shall be deemed to have been duly given or served three (3) business days after the date that the same shall be deposited in the United States mails, postage prepaid, in the manner aforesaid. Every notice, demand, request or other communication hereunder sent by Courier shall be deemed to have been duly given or served on the first (1st) business day following the delivery of same to the Courier. Nothing herein contained, however, shall be construed to preclude personal service of any notice, demand, request or other communication in the same manner that personal service of a summons or other legal process may be made.

         26. CERTAIN DEFINITIONS. The term "Landlord" as used herein shall mean only the owner for the time being in fee of the demised premises, or the owner of the leasehold estate created by an underlying lease, or the mortgagee of the fee or of such underlying lease, in possession for the time being of the demised premises, so that in the event of any sale or sales of the demised premises, or of the making of any such underlying lease, or of any transfer or assignment or other conveyance of such underlying lease and the leasehold estate thereby created, the seller, lessor, transferor or assignor shall be and hereby is entirely freed and relieved of all agreements, covenants and obligations of Landlord hereunder which accrue from and after the date of the transfer and it shall be deemed and construed without further agreement between the parties or their successors in interest or between the parties and the purchaser, lessee, transferee or assignee on any such sale, leasing, transfer or assignment that such purchaser, lessee, transferee or assignee has assumed and agreed to carry out any and all agreements, covenants and obligations of Landlord hereunder which accrue subsequent to the date of the transfer.

         The word "equipment" as used herein, shall, among other things, include, but shall not be limited to, all machinery, engines, dynamos, boilers, elevators, electrical refrigerators, air-conditioning compressors, ducts, units and equipment, heating and hot water systems, pipes, plumbing, wiring, gas, steam, water and electrical fittings, ranges and radiators, used in the operation of the demised premises.

         The words "re-enter" and "re-entry" as used herein shall not be restricted to their technical legal meaning.

         The use herein of the neuter pronoun in any reference to Landlord or Tenant shall be deemed to include any individual Landlord or Tenant, and the use herein of the words "successors and assigns" or "successors or assigns" of Landlord and Tenant shall be deemed to include the heirs, legal representatives and assigns of any individual Landlord or Tenant.

         27. NON-RECOURSE. Notwithstanding anything contained in this Lease to the contrary, Tenant shall look solely to the estate and property of Landlord in the demised premises for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of the Lease to be observed and/or performed by Landlord, and no other property or assets of Landlord or any of the partners, shareholders, officers, directors, members, managers, or principals of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

         28. TENANT'S OPTION TO RENEW. (a) Subject to the terms and conditions of this Article, Tenant shall have one (1) option to renew the term of this Lease (such option herein called the "Renewal Option") for a term (the "Renewal Term") of ten (10) years. Subject to the provisions of this Article, the Renewal Term shall commence on the day ("Renewal Term Commencement Date") immediately following the Expiration Date, and end on the day immediately preceding the tenth (10th) anniversary of the Renewal Term Commencement Date. In order for Tenant to effectively exercise the Renewal Option, all of the following conditions must be satisfied (it being understood and agreed that the Renewal Option shall be available to Tenant unless all such conditions are satisfied):

                  (i) Tenant shall not be in default under any of the provisions of this Lease beyond any applicable notice and/or cure period herein provided, both as of the time of the exercise of the Renewal Option and as of the time of the commencement date of the Renewal Term;

                  (ii) Tenant shall have given written notice to Landlord exercising the Renewal Option not later than the date which is nine (9) months prior to the commencement date of the Renewal Term and not earlier than the date which is eighteen (18) months prior to such commencement date;

                  (iii) this Lease remains in full force and effect as of the day immediately preceding the commencement date of the Renewal Term; and

                  (iv) Tenant shall be in actual occupancy of at least fifty (50%) percent of the gross floor area of the improvements at the demised premises, both as of the time of the exercise of the Renewal Option and as of the time of the commencement of the Renewal Term.

         If Tenant shall timely and effectively exercise the Renewal Option, this Lease, subject to the provisions of this Article, shall automatically be extended for the Renewal Term with the same force and effect as if such Renewal Term had been originally included in the term of this Lease, and such renewal shall be upon all of the same terms and conditions contained in this Lease, as the same shall have been modified or amended in writing, except that (i) the fixed minimum rent for the Renewal Term shall be (x) $560,000.00 per annum, payable in the manner provided in this Lease for the payment of fixed minimum rent, for the period commencing on the Renewal Term Commencement Date and ending on the last day of the calendar month in which falls the fifth (5th) anniversary of the Renewal Term Commencement Date, and (y) $640,000.00 per annum, payable in the manner provided in this Lease for the payment of fixed minimum rent, for the period commencing on the first day of the calendar month immediately following the calendar month in which falls such fifth (5th) anniversary and ending on the last day of the Renewal Term, and (ii) Tenant shall have no right to renew the term of this Lease for any period beyond the Renewal Term

         29. LANDLORD'S RIGHT TO PERFORM. If Tenant shall fail to pay any Rent or make any other payment required to be made under this Lease or shall default in the performance of any other obligations of Tenant herein contained, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account and at the expense of Tenant (a) immediately and without notice in the case of any failure to pay any amount due a third party, if such failure would result in the creation of a lien on the Landlord's interest in the demised premises or any part thereof or any loss or impairment of Landlord's estate hereunder or in and to the demised premises or any failure to perform any of Tenant's obligations hereunder which creates an emergency situation; or (b) in any other case, if Tenant shall fail to make such payment or remedy such default within the applicable period of notice and/or grace, if any, provided in this Lease. Bills for any expenses incurred by Landlord in connection therewith, and bills for all costs, expenses and disbursements of every kind and nature whatsoever, including counsel fees, involved in collection or endeavoring to collect any rent or other sums due hereunder, or any part thereof, or involved in enforcing or endeavoring to enforce any right against Tenant under or in connection with this Lease, or pursuant to law, including any such cost, expense and disbursement involved in instituting and prosecuting summary or other legal proceedings, as well as bills for any property, material, labor or services provided, furnished or rendered, or caused to be, by Landlord to Tenant, with respect to the demised premises or equipment used in connection therewith (together with interest at three (3%) percent plus the prime rate of interest being charged from time to time by the Chase Manhattan Bank or its successor, from the respective dates of Landlord's making of each such payment or incurring of each such cost or expense), may be sent by Landlord to Tenant monthly, or immediately, at Landlord's option, and shall be due and payable in accordance with the terms of said bills and if not paid within ten (10) days after written demand made by Landlord, the amount thereof shall immediately become due and payable as additional rent under this Lease. Landlord may restrain any breach or threatened breach of any of any of Tenant's obligations under this Lease, but the mention herein of any particular remedy shall not preclude Landlord from any other remedy it might have either in law or in equity. Any right or remedy of Landlord in this Lease specified and any other right or remedy that

Landlord may have at law, in equity or otherwise, upon breach of any of Tenant's obligations under this Lease shall be distinct, separate and cumulative rights or remedies, and no one of them, whether exercised by Landlord or not, shall be deemed to be in exclusion of any other,

         30. HOLDOVER. (a) If the demised premises are not surrendered by Tenant upon the expiration or sooner termination of this Lease, Tenant hereby indemnifies Landlord and holds Landlord harmless from and against any and all claims, losses, damages, liabilities, costs and expenses (including, without limitation, attorneys' fees and disbursements) asserted against, suffered or incurred by Landlord and arising out of or in connection with the delay by Tenant in so surrendering the Demised Premises including, without limitation, all claims made by any succeeding tenant or prospective tenant founded upon such delay.

                  (b) In the event Tenant or any party claiming under or through Tenant remains in possession of the demised premises after the expiration or sooner termination of this Lease without the execution of a new lease between Landlord and Tenant relating to the demised premises, Tenant, at the option of Landlord, shall be deemed to be occupying the demised premises (i) as a tenant from month-to-month, at a monthly rental equal to the greater of (x) the then fair market monthly fixed minimum rent for the demised premises, or (y) two (2) times the monthly fixed minimum rent in effect upon the expiration of the term of this Lease, plus, in the case of each of the preceding clause (x) and (y), all of the additional rents payable hereunder, and (ii) subject to all of the other terms and conditions of this Lease insofar as the same are applicable to a month-to-month tenancy.

                  (c) Tenant expressly waives, for itself and for any party claiming under or through Tenant, any and all rights that Tenant or any such party may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any similar or successor law of similar import then in force, in connection with any holdover proceedings that Landlord may institute to enforce any of the provisions of this Article 30 or any of the other provisions of this Lease.

         31. MISCELLANEOUS. (a) Tenant is and shall be in exclusive control and possession of the demised premises as provided herein, and Landlord shall not, in any event whatsoever, be liable for any injury or damage to any property or to any person happening on or about the demised premises, nor any injury or damage to any property of Tenant, or of any other person contained therein unless and only to the extent caused by the negligence or wrongful acts of Landlord. The provisions hereof permitting Landlord to enter and inspect the demised premises are made for the purpose of enabling Landlord to be informed as to whether Tenant is complying with the agreements, terms, covenants and conditions hereof, and to do such acts if Tenant shall fail to do.

                  (b) Except as expressly provided otherwise herein, no abatement, diminution or reduction of rent, charges or other compensation shall be claimed by or allowed to Tenant, or any persons claiming under it, under any circumstances, whether for inconvenience, discomfort, interruption of business, or otherwise, arising from the making of alterations, changes, additions, improvements or repairs to any buildings now on or which may hereafter be erected on the demised premises, by virtue or because of any present or future governmental laws, ordinances, requirements, orders, directions, rules or regulations or by virtue or arising from, and during, the restoration of the demised premises after the destruction or damage thereof by fire or other cause or the taking or condemnation of a portion only of the demised premises (except as provided in Article 13) or arising from any other cause or reason.

                  (c) This Lease contains the entire agreement between the parties and cannot be changed or terminated orally, but only by an instrument in writing executed by the parties.

                  (d) This Lease shall be governed by and construed in accordance with the laws of the State of New York.

                  (e) It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, Tenant's use or occupancy of the demised premises, and/or claim of injury or damage.

                  (f) The agreements, terms, covenants and conditions herein shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and, except as otherwise provided herein, their assigns.

                  (g) Submission by Landlord of the within Lease for execution by Tenant, shall confer no rights nor impose any obligations on either party unless and until both Landlord and Tenant shall have executed this Lease and duplicate originals thereof shall have been delivered to the respective parties.

                  (h) This Lease may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original, but all of which, together, shall constitute one and the same instrument.

                  (i) This Lease constitutes the entire agreement and understanding of the parties, and no prior, contemporaneous or subsequent oral agreement or statement shall alter or modify the terms and provisions hereof unless agreed to by the parties in writing.

                  (j) Neither this Lease nor any memorandum or short form thereof may be recorded without the prior written consent of Landlord.

                  (k) If any one or more of the provisions contained in this Lease shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease and this Lease shall be construed as if such provision had never been contained in this Lease. This Lease has been negotiated by the parties and no party shall be deemed to have drafted this Lease for purposes of construing any ambiguity.

                  (l) Any dispute between Landlord and Tenant relating to the factual question of whether Landlord has unreasonably withheld or delayed its consent or approval where Landlord has agreed herein not to unreasonably withhold or delay its consent or approval, shall be determined by arbitration in accordance with the provisions of Article 32 hereof. Wherever in this Lease Landlord's consent or approval is required, if Landlord shall delay or refuse such consent or approval, Tenant in no event shall be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim, for money damages (nor shall Tenant claim any money damages by way of set-off, counterclaim or defense) based upon any claim or assertion by Tenant that Landlord unreasonably withheld or unreasonably delayed its consent or approval. Tenant's sole remedy shall be an action or proceeding to enforce any such provision, for specific performance, injunction or declaratory judgment and such remedy shall be available only in those instances where Landlord has expressly agreed in writing not unreasonably to withhold its consent or where as a matter of law Landlord may not unreasonably withhold its consent.

                  (m) Tenant represents and warrants to Landlord that Tenant has not dealt with any broker, finder or other party entitled to a broker's or finder's fee, or other commissions or compensation, arising out of or in connection with the execution of this Lease other than Pyramid Brokerage Company, Inc. (the "Broker"). Tenant agrees to indemnify Landlord from (i) the claims of any and all brokers, finders or other parties (other than Broker) for broker's or finder's fees, or other commissions or compensation, arising out of or in connection with the execution of this Lease, or any transactions relating to this Lease; and (ii) any and all costs and expenses, including reasonable attorney's fees incurred by Landlord in connection with the defense of any such claims and the enforcement of the foregoing indemnities. This paragraph shall survive the expiration or earlier termination of this Lease.

                  (n) From time to time during the term of this Lease, within fifteen (15) days after Landlord's request, Tenant shall deliver to Landlord financial statements consisting of Tenant's balance sheet, profit and loss statement and such other financial statements as Landlord may reasonably request, which statements shall be audited statements, if then available or if audited statements are not then available, shall be certified in writing by a responsible officer of Tenant in a manner reasonably satisfactory to Landlord. In any event, within fifteen (15) days after Landlord's demand, but not earlier than sixty (60) days after the expiration of each calendar year occurring within the term of this Lease, Tenant shall deliver to Landlord all of the customary financial statements of Tenant for the then ended calendar year, audited by a firm of independent certified public accountants.

                  (o) Landlord shall nor have and hereby waives any and all liens or rights it may have in Tenant's personal property including, without limitation, in Tenant's inventory, merchandise, removable trade fixtures, and equipment. Provided that no Event of Default is continuing, Landlord agrees to execute, upon request and from time to time (but not more than two (2) times in any twelve (12) month period), a confirmation of such waiver and Landlord further agrees to execute, simultaneously with this Lease, the form of Landlord's Waiver and License Agreement attached hereto as Schedule C.

                  (p) Tenant covenants and agrees that Tenant shall continuously operate the demised premises for storage, warehouse and ancillary office uses until the second (2nd) anniversary of the date hereof on all Business Days (hereinafter defined), during all Business Hours (hereinafter defined), except in the event that Tenant shall be prevented from operating Tenant's business in the demised premises during such period by conditions beyond Tenant's reasonable control, such as by acts of God or the elements, strikes and labor disputes, casualty and condemnation. Tenant represents to Landlord that it is Tenant's current intention to operate from the demised premises from the second (2nd) anniversary of the date hereof until the tenth (10th) anniversary of the date hereof and Tenant further covenants and agrees that if Tenant shall not be operating from the demised premises at any time during the period from the second (2nd) anniversary of the date hereof until the tenth (10th) anniversary of the date hereof then Tenant shall make its best efforts to see that the demised premises be operated by a subtenant or assignee permitted under the terms of the Lease, unless such subtenant or assignee be prevented during such period from conducting business in the demised premises by conditions beyond such subtenant's or assignee's reasonable control, such as by acts of God or the elements, strikes and labor disputes, casualty and condemnation. As used herein, the term "Business Days" shall be deemed to mean all days other than Saturdays, Sundays and Holidays. The term "Holidays" shall be deemed to mean all federal, state, municipal and bank holidays now or hereafter in effect. The term "Business Hours" shall be deemed to mean 9 A.M. to 4 P.M. on Business Days.

         32. ARBITRATION. Either party may request arbitration of any matter in dispute wherein arbitration is expressly provided in this Lease as the procedure to resolve such dispute. The party requesting arbitration shall do so by giving notice to that effect to the other party, and both parties shall promptly thereafter jointly apply to the American Arbitration Association (or any organization successor thereto) in the County in which the demised premises are located for the appointment of a single arbitrator. The arbitration shall be conducted in accordance with the then prevailing rules of the American Arbitration Association (or any organization successor thereto) in the County in which the demised premises are located. In rendering such decision and award, the arbitrator shall not add to, subtract from or otherwise modify the provisions of this Lease. All the expenses of the arbitration shall be borne by the losing party, but each party shall bear the expenses of its own counsel and witnesses.

         33. SECURITY DEPOSIT. Upon the execution of this Lease, Tenant shall deposit with Landlord the sum of Sixty Thousand ($60,000.00) Dollars as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease which sum shall be held by Landlord in a separate interest bearing account; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of Rent, Landlord may upon notice to Tenant use, apply or retain the whole or any part of the security so deposited and all interest earned thereon to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, said security plus all of the interest earned thereon shall be returned to Tenant within thirty (30) days after the date fixed as the end of this Lease and after delivery of entire possession of the demised premises to Landlord. In the event of a sale or transfer or leasing by Landlord of the demised premises, Landlord shall have the right to transfer said security to the vendee or lessee and, upon such transfer, Landlord shall thereupon be deemed to be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of such security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. In the event Landlord, in accordance with its rights under this Lease, applies or retains any portion or all of the security deposited, Tenant shall forthwith restore the amount so applied or retained so that at all times the amount deposited shall be $60,000.00.

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this instrument the day and year first above written.


                                        LANDLORD:

                                        COOLIDGE BINGHAMTON, LLC
                                        By: Coolidge Binghamton Realty Corp.
                                            its managing member


                                            By: /s/ Sheldon Stahl
                                                --------------------------
                                                Name:  Sheldon Stahl
                                                Title: Vice President


                                        TENANT:

                                        DICK'S SPORTING GOODS, INC.


                                        By: /s/ Joseph Queri
                                            -----------------------------
                                            Name:  Joseph Queri
                                            Title: Sr. Vice President

                                   SCHEDULE A
                                   ----------

                     Legal Description of Demised Premises
                     -------------------------------------



All that tract or parcel of land, situate in the Town of Conklin, County of Broome and State of New York, more particularly described as follows:

BEGINNING at an iron pin set in the westerly boundary of County Road 322, said point being 830.5 feet southerly, as measured along the westerly boundary of County Road 322, from the intersection of the westerly boundary of County Road 322 with the southerly boundary of Carlin Road;

THENCE southerly along the westerly boundary of County Road 322 along a curve to the right, with a radius of 833.00 feet, a distance of 110.00 feet to a point;

THENCE, continuing along the westerly boundary of County Road 322, South 13 degrees 34 minutes 56 seconds West, a distance of 287.99 feet to a point;

THENCE, continuing in a southerly direction along the westerly boundary of County Road 322, along a curve to the left, with a radius of 4242.00 feet, a distance of 266.55 feet to an iron pin set in the centerline of an existing creek;

THENCE in a general westerly direction along the centerline of said creek, as it winds and turns, a distance of 849 feet, more or less, to an iron pin set in the east line of lands now or formerly of William R. Masler, said iron pin being North 3 degrees 28 minutes 38 seconds West a distance of 105.89 feet from 1 1/2" iron pipe;

THENCE North 3 degrees 28 minutes 38 seconds West along the east line of said lands now or formerly of Masler a distance of 596.71 feet to an iron pipe set;

THENCE South 76 degrees 40 minutes 20 seconds East a distance of 1004.62 feet to the point or place of beginning.

                                   SCHEDULE B
                                   ----------


                             Permitted Encumbrances
                             ----------------------

1. Any state of facts an accurate survey and inspection of the demised premises would show;

2. [Here set forth all exceptions in Purchaser's title report or title commitment for the demised premises, updated through the date of the closing] [to be added at the closing];

3. Any matter created or caused by Tenant or any party claiming under or through Tenant; and

4. Any matter existing as of the date of this Lease, of which Tenant has knowledge.

                                   SCHEDULE C

                                                           __________ ___, 1999


                    LANDLORD'S WAIVER AND LICENSE AGREEMENT

General Electric Capital
Corporation, as Agent
201 High Ridge Road
Stamford, Connecticut  06927



              RE:  Dick's Sporting Goods, Inc. ("Tenant")
                   ----------------------------------------

Ladies and Gentlemen:

         Reference is made to a lease dated ________ ___, 1999 (the "Lease") entered into between __________________ ("Landlord") and Tenant pursuant to which Landlord, as the owner of the real property commonly known as "Lot L-2, Broome Corporate Park" located in the Town of Conklin, County of Broome, State of New York, leased to Tenant such real property together with the building and other improvements located thereon as more particularly set forth in the Lease (the "Premises").

         Reference is also made to the financing arrangements between Tenant, certain lenders ("LENDERS") and you, as agent for the Lenders (in such capacity, together with your officers, directors, employees, agents and invitees, "AGENT") including, but not limited to, the Credit Agreement between Tenant, Lenders and Agent (the foregoing, together with all related documents, agreements, instruments and notes, as the same may now exist or may hereafter be amended, supplemented or otherwise modified, being collectively referred to herein as the "AGREEMENTS").

         Pursuant to the terms of the Agreements, Tenant has granted to Agent for the benefit of Lenders a security interest in all of the existing and hereafter acquired tangible and intangible personal property of Tenant, including, but not limited to, cash, cash equivalents, bank accounts, accounts and other receivables, inventories, (wherever located), securities (whether or not marketable), contract rights, instruments, documents, franchise rights, patents, trade names, trademarks, trade styles, copyrights and all other intellectual property rights, notes receivable and general intangibles and all fixtures and equipment other than those fixtures and equipment which are a part of the real property delivered to Tenant under the Lease, or which are so permanently attached to the real property delivered to Tenant under the Lease that they have become a part of that real property or which otherwise constitute part of the Excluded Fixtures (as hereinafter defined), and all substitutions, accessions and proceeds of the foregoing (collectively, the "COLLATERAL") as security for any now existing or hereafter arising obligations of Tenant to Agent and Lenders pursuant to the Agreements or otherwise.

         In order to induce Agent and Lenders to enter into the Agreements and in consideration of the loans and other financial accommodations to Tenant contemplated thereunder which will accrue to the benefit of Landlord by enabling Tenant to meet its various obligations to Landlord, including those arising under or in connection with the Lease, and for ten dollars ($10) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. Landlord hereby agrees with Agent for the benefit of Lenders as follows:

         1. LEASE

                 (a) Landlord acknowledges that as of the date hereof, (i) the Lease is in full force and effect and each of the Lease and this Agreement constitutes the legal, valid and binding obligation of Landlord enforceable against Landlord in accordance with its terms; and, (ii) Landlord (without having made an investigation) is not aware of any existing default of Tenant under the Lease or any such default which would result from the execution, delivery and performance of the Agreements.

                 (b) Agent shall have the right, without the obligation, to cure any default of Tenant under the Lease, which default, pursuant to the express terms of the Lease, Tenant has been given the right to cure, but such right to cure of Agent shall be exercisable only during the same period, if any, as is provided to Tenant in the Lease in which to cure such default. Any of the foregoing done by Agent shall be effective to cure such default as if the same had been done by Tenant and shall not be deemed an assumption of the Lease or any of Tenant's obligations thereunder by Agent and any Lender. Landlord agrees that neither Agent nor Lender shall have any obligations to Landlord under the Lease or otherwise or any obligation to assume the Lease or any obligations thereunder.


         2. WAIVER OF LIEN RIGHTS

                 Landlord hereby waives any and all title, landlord's lien, right of distraint or levy, security interest or other interest which Landlord may not or hereafter have in any of the Collateral not or hereafter located at the Premises, whether for unpaid rent or otherwise and whether by virtue of the Lease, the landlord-tenant relationship, any possession thereof, any local, state or federal law or statute, including, without limitation, Title 11 of the United States Code, as amended, common law doctrine, or otherwise. Landlord agrees that all Collateral (it being understood and agreed that the Collateral shall not include the Tenant's interest in the Lease) is and shall remain personal property and shall not constitute fixtures, notwithstanding any attachment to real property except for those fixtures (herein called the "Excluded Fixtures") which are a part of the real property or which are so permanently attached to the real property that they have become a part of that real property pursuant to applicable law including, but not limited to, all parts of the plumbing, electrical, heating, ventilating and air conditioning system serving the Premises and any mechanical equipment or other leasehold improvements, wherever located, and any installations made by or on behalf of Tenant on any roof or otherwise located outside the Premises.

         3. LICENSE

                 (a) Each of Tenant and Landlord hereby agree that, pursuant to the terms of the Agreements, without any accountability or liability to Landlord or Tenant except as provided in paragraph 3(b) below, Agent may enter on, use and occupy the Premises, at any time prior to thirty (30) days after receipt of written notice from Landlord that Landlord has repossessed the Premises or that the term of the Lease has expired or been terminated (such date shall be herein referred to as the "Outside Removal Date"), for the purposes of repossessing and/or removing the Collateral in accordance with the provisions of the Agreements (including, without limitation, for inspections and collateral audit and management purposes), the Uniform Commercial Code and any other applicable law (and whether or not a default exists under the Lease or the Agreements). Agent agrees that no sale (public or otherwise) will be conducted in, at or upon the Premises, and no signage concerning any such sale will be permitted in, at or upon the Premises. Landlord agrees not to unreasonably restrict or otherwise unreasonably interfere with access to, or use of, the

Premises by Agent for the foregoing purposes prior to the Outside Removal Date. Agent agrees (i) to fully cooperate with Landlord's agents in connection with such removal of the Collateral and (ii) to conduct such removal in a manner reasonably designed to minimize interruption or interference with the normal business operations of Landlord and the Premises. Said license shall be irrevocable and shall continue at Agent's option until the Outside Removal Date. Use or occupancy of the Premises by Agent as set forth herein shall not constitute an assumption by Agent or any Lender of the Lease or any obligations thereunder.

     (b) In consideration of the foregoing, Agent agrees (to the extent not paid by Tenant) to pay to Landlord for the use and occupancy of the Premises by Agent as provided above: (i) per diem rent (based upon the base rent, operating costs, utilities, taxes and other governmental impositions payable by Tenant under the Lease had the term thereof continued during Agent's use or occupancy of the Premises), but excluding any supplemental rent or other costs, expenses or amounts or any indemnities payable thereunder, upon default or otherwise) for each day Agent uses or occupies the Premises as provided above and (ii) actual out of pocket costs and expenses of repairing any damage (ordinary wear and tear excepted) to the Premises attributable to Agent's use and occupation of the Premises as provided above. Agent's agreements under this Agreement including, without limitation, the agreements of Agent in this subparagraph 3 (b), shall not diminish or otherwise affect any of the obligations of Tenant under the Lease, including, without limitation, the obligation of Tenant to pay holdover rentals to Landlord pursuant to Article 30 of the Lease, if Tenant, Agent or anyone claiming under or through Tenant or Agent, uses or occupies the Premises after the expiration or sooner termination of the Lease.

     4. MISCELLANEOUS

          Notices hereunder shall be in writing and shall be sent by certified mail, return receipt requested, to the respective parties at the following addresses:

     To Landlord: ________________________________
                  ________________________________
                  ________________________________

     To Tenant:   DICK'S SPORTING GOODS, INC.
                  200 Industry Drive
                  Pittsburgh, Pennsylvania 15275

     To Lender:   GENERAL ELECTRIC CAPITAL CORPORATION, as Agent
                  201 High Ridge Road
                  Stamford, Connecticut 06927
                  Attn: Dick's Sporting Loan Officer

          This Agreement shall be governed by the internal laws of the State of New York and shall remain in full force and effect until the earlier to occur of
(i) the Outside Removal Date or (ii) the satisfaction of or earlier termination of the Agreements between Lender and Tenant (the earlier to occur of (i) or (ii) is hereinafter referred to as the "Termination Date"). This agreement may not be changed or terminated without the prior written consent of all parties hereto. This Agreement shall be binding upon the heirs, personal representatives, successors, and assigns of the parties hereto and shall also be binding upon and inure to the benefit of any successor, owner, or transferee of said Premises, and shall inure to benefit of Agent and Lenders and their respective successors and assigns and other transferees, as express third party beneficiaries hereof.

          Agent may, without affecting the validity of this Agreement, extend the time of payment of any obligations of Tenant to Agent and/or Lenders or alter the performance of any of the terms and conditions of any of the Agreements, without the consent of, or notice to, the undersigned and without in any manner whatsoever impairing or affecting the effectiveness of this Agreement. Without affecting any of the rights or obligations of any of Agent, Landlord or Tenant under this Agreement and without the consent of, or notice to, Agent (i) Landlord and Tenant may modify, amend, extend, terminate, cancel or surrender the Lease at any time and from time to time, and (ii) Landlord may enforce any of the rights and remedies of Landlord under the Lease or pursuant to law, including, without limitation, the right to terminate the Lease and dispossess Tenant by reason of any default by Tenant under the Lease.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above-written.


                                        LANDLORD:
                                        ---------

                                        By:__________________________
                                        Name:________________________
                                        Its:_________________________


                                        TENANT:
                                        -------

                                        DICK'S SPORTING GOODS, INC.

                                        By:________________________________
                                           Joseph Queri, Senior Vice President



Accepted and Agreed to:

GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent


By:___________________________
Name:_________________________
Title:________________________